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                                  OFFICE LEASE



                  "NEW WORLD TOWER" - 100 N. BISCAYNE BOULEVARD



                                    LANDLORD:



         NWT PARTNERS, LTD. SUCCESSORS IN INTEREST TO PEOPLES SOUTHWEST
                        REAL ESTATE LIMITED PARTNERSHIP





                                     TENANT:



                          STAR TELECOMMUNICATIONS, INC.





                                    PREMISES:



                                   SUITE 2000


--------------------------------------------------------------------------------

                                BASIC TERM SHEET

                                  OFFICE LEASE

                  "NEW WORLD TOWER" - 100 N. BISCAYNE BOULEVARD

The following provisions and terms are incorporated as Sections 1.2 and 1.3 in the Lease between Landlord and Tenant.

         1.1.1 -           LANDLORD:      NWT Partners, Ltd., successors in
                                          interest to Peoples Southwest Real
                                          Estate Limited Partnership

         1.1.2 -           TENANT:        Star Telecommunications Inc., a
                                          Delaware corporation authorized to do
                                          business in Florida

         1.1.3 -           BUILDING:      100 N. Biscayne Blvd.
                                          Miami, Florida 33132
                                          which is currently known as New World
                                          Tower and which includes the adjacent
                                          parking garage.

         1.1.4 -           PREMISES:      Suite 2000, having a gross leasable
                                          area measured in accordance with
                                          Section 1.4.

         1.1.5 - USE OF PREMISES: general offices, telecommunications or Internet switch facility and other uses consistent therewith, subject to reasonable rules and requirements of Landlord in regard to such switch.

         1.1.6 -           TENANT'S TRADE NAME: N/A

         1.1.7 - LEASE TERM: ten (10) year(s) from the Lease Commencement Date, unless otherwise extended or shortened (if the Lease Commencement Date is other than the first day of a calendar month, the first, partial month shall be added to the following twelve months to comprise the first year of the Lease Term).

         1.1.8 -           LEASE COMMENCEMENT DATE (SECTION 1.6) ):  earlier of
                           (a) October 1, 1997, or (b) date of Substantial Completion of Tenant's Initial Improvements. LEASE
                           EXPIRATION DATE   (SECTION 1.6): Ten (10) years from
                           the Lease Commencement Date.

         1.1.9 -           RENT COMMENCEMENT DATE (SECTION 1.7): the Lease
                           Commencement Date

         1.1.10 - FIXED MINIMUM RENT (SECTION 2.1): the aggregate sum of $2,126,250.00 for the entire Lease Term (plus any partial Lease month), payable the first of each month as follows, plus all applicable taxes:

First Lease Year
(plus any partial month)        $18.00                      $189,000.00  /yr                  15,750.00  /mo
Second Lease Year               $18.50                      $194,250.00  /yr                  16,187.50  /mo
Third Lease Year                $19.00                      $199,500.00  /yr                  16,625.00  /mo
Fourth Lease Year               $19.50                      $204,750.00  /yr                  17,062.50  /mo
Fifth Lease Year                $20.00                      $210,000.00  /yr                  17,500.00  /mo
Sixth Lease Year                $20.50                      $215,250.00  /yr                  17,937.50  /mo
Seventh Lease Year              $21.00                      $220,500.00  /yr                  18,375.00  /mo
Eighth Lease Year               $21.50                      $225,750.00  /yr                  18,812.50  /mo
Ninth Lease Year                $22.00                      $231,000.00  /yr                  19,250.00  /mo
Tenth Lease Year                $22.50                      $236,250.00  /yr                  19,687.50  /mo
                                                            ----------
Total                                                     $2,126,250.00


                               ------------------------/-----------------------
                                     LANDLORD                 TENANT

         1.1.11       -    Fixed Minimum Rent Increase(s)-CPI N/A
                           Adjustment Dates (Section 2.2):N/A
                           Basic Standard (Base Month):N/A

         1.1.12       -    Construction Plans Submission Date:___________

         1.1.13       -    Landlord's Contribution: $12.00 per square foot. Upon
                           the execution of this Lease, the parties shall establish a checking account in the SunTrust Bank, 1111 Lincoln Road, Miami Beach, Florida Branch for the purpose of paying for Tenant's Initial
                           Improvements, and Tenant shall deposit therein the sum of $20,000.00 and Landlord shall deposit therein the sum of $10,000.00. Such bank account (the
                           "Improvements Payment Account") shall require two signatures on each check. One signatory shall be a nominee of Landlord and one signatory shall be a nominee of Tenant. The details shall be as set forth in Section 5.3 of this Lease.

         1.1.14       -    Security Deposit (Section 10.1): $ 25,000.00

         1.1.15       -    Tenant's Participation In Operating Expenses and
                           Taxes (Section 4.1):
                           Proportionate Share:  4%
                           Base Operating Year: 1997; Base Tax Year: 1997
                           First Operating Expense Adjustment Payment Date:
                           First anniversary of Lease Commencement Date.
                           First Tax Adjustment Payment Date: First anniversary of Lease Commencement Date.

         1.1.1.16          Addresses for Notices (Section 12.1)

             Tenant:       Star Telecommunications, Inc.
                           233 E. De La Guerra Street
                           Santa Barbara, CA 93101
                           Attention: Keely Cormir

                           With a copy to:
                           David Reese, Esq.
                           Seed, Mackall & Cole, LLP
                           1332 Anacapa Street, Suite 200
                           Santa Barbara, CA 93111



                                          and after the Lease Commencement Date,
                                          the Premises, too

                           Landlord:      NWT Partners, Ltd., a Florida
                                          Limited Partnership
                                          1111 Lincoln Road
                                          Suite 800
                                          Miami Beach, Florida  33139
                                          Attn.:  David Garfinkle

                           With a copy to:

                                          Building Manager
                                          New World Tower
                                          100 N. Biscayne Blvd.
                                          Miami, FL   33132

         1.1.17       -    Guarantors: N/A

         1.1.18       -    Additional Terms:

                           PARKING: Tenant shall have the right (but no obligation to use) six (6) parking spaces in the Building parking facilities, at the then-standard rate for the parking in such facilities. The rate at the time of execution of this instrument is $85.00 per space per month, plus applicable taxes. Tenant may elect, by notice duly given to Landlord, to reduce the number of spaces which it


                               ------------------------/-----------------------
                                     LANDLORD                 TENANT
                           is allotted but, if it does so, Landlord shall not be obligated to increase the number of spaces in the future.

                           MOVING EXPENSE: Tenant shall have the right to engage a moving company of its choice for moving furniture, telephone systems, equipment, supplies and other tangible personal property into or out of the Premises at the beginning of the initial Lease Term and the termination of the Lease; in connection with such moving in of equipment, Landlord shall provide Tenant free access to the freight elevator for all of the equipment of Tenant at reasonable times, not to conflict with other tenants' uses.

                           ASSIGNMENT: Tenant may assign this Lease or sublet all or part of the Premises to an affiliated entity without Landlord's prior written approval, provided it delivers evidence of the assignment or sublease to Landlord. Tenant may not assign or sublet all or any part of the Premises to unaffiliated third parties without the Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. If Tenant requests Landlord's consent to assignment or subletting to an unaffiliated third party, Landlord shall not have a right to recapture the Premises. Landlord shall be entitled to fifty percent (50%) of Tenant's profits (after payment of reasonable transaction expenses) from subleases or assignments to third parties. For the purposes of this Lease, "an affiliate" or "an affiliated entity" shall mean any party which is controlled by, controlling or under common control with Tenant and where the term control has the meaning attached to it under the Internal Revenue Code.

                           SIGNAGE: In the event that Tenant lease the entire 20th floor, Tenant may install its logo or other reasonable signage on the walls of the elevator lobby on the 20th floor and on the entrance doors to the space under lease by Tenant, subject to Landlord's prior approval which shall not be unreasonably withheld.

                           SEE RIDER

         1.2          -    Exhibit A - Legal Description
                           Exhibit B - Site Plan
                           Exhibit C - Rules and Regulations
                           RIDER AND EXHIBIT A, EQUIPMENT AND OPERATING RIGHTS.


                               ------------------------/-----------------------
                                     LANDLORD                 TENANT

                                TABLE OF CONTENTS


                                                                                                        PAGE
                                    ARTICLE I

                  LANDLORD COVENANTS; PRIMARY LEASE PROVISIONS;
                    EXHIBITS; PREMISES; USE OF PREMISES; TERM
Section 1.1         COVENANTS OF LANDLORD'S AUTHORITY AND QUIET ENJOYMENT................................1
Section 1.2         PRIMARY LEASE PROVISIONS.............................................................1
Section 1.3         EXHIBITS.............................................................................1
Section 1.4         PREMISES LEASED BY TENANT............................................................1
Section 1.5         USE OF PREMISES......................................................................1
Section 1.6         LEASE TERM...........................................................................1
Section 1.7         RENT COMMENCEMENT DATE...............................................................2
Section 1.8         LEASE YEAR...........................................................................2
Section 1.9         ACCEPTANCE OF PREMISES...............................................................2

                                   ARTICLE II

                                      RENT

Section 2.1         FIXED MINIMUM RENT...................................................................2
Section 2.2         FIXED MINIMUM RENT INCREASE..........................................................2
Section 2.3         LATE PAYMENT ADMINISTRATIVE FEE......................................................2
Section 2.4         ADDITIONAL RENT - DEFINITION.........................................................3
Section 2.5         SALES TAX............................................................................3

                                   ARTICLE III

                                    SERVICES

Section 3.1         SERVICES OF LANDLORD.................................................................3
Section 3.2         SERVICES OF TENANT...................................................................4
Section 3.3         NO EVICTION..........................................................................4
Section 3.4         SECURITY.............................................................................5
Section 3.5         PARKING..............................................................................5

                                   ARTICLE IV

                          OPERATING EXPENSES AND TAXES

Section 4.1         TENANT'S PARTICIPATION IN OPERATING EXPENSES AND TAXES...............................5
Section 4.2         DEFINITION OF OPERATING EXPENSES.....................................................6
Section 4.3         TENANT'S TAXES.......................................................................7
Section 4.4         TAXES INCLUDED.......................................................................7
Section 4.5         RECEIPT OF NOTICES...................................................................7

                                    ARTICLE V

                          TENANT'S INITIAL IMPROVEMENTS

Section 5.1         CONSTRUCTION PLANS...................................................................7
Section 5.2         PLANS REVIEW.........................................................................9
Section 5.3         PAYMENT..............................................................................9
Section 5.4         TENANT DELAY........................................................................10
Section 5.5         SUBSTANTIAL COMPLETION..............................................................10
Section 5.6         EARLY OCCUPANCY.....................................................................10
Section 5.7         REVISIONS...........................................................................11
Section 5.8         COMPLETION DUE DILIGENCE............................................................11


                                                          ------------------------/-----------------------
                                                                 LANDLORD                TENANT


                                     (i)


                                   ARTICLE VI

                    ADDITIONS, ALTERATIONS, REPLACEMENTS, AND TRADE FIXTURES

Section 6.1         BY LANDLORD.........................................................................12
Section 6.2         BY TENANT...........................................................................12
Section 6.3         CONSTRUCTION INSURANCE AND INDEMNITY................................................13
Section 6.4         MECHANIC'S LIENS AND ADDITIONAL CONSTRUCTION........................................13
Section 6.5         TRADE FIXTURES......................................................................14
Section 6.6         RIGHT OF ENTRY......................................................................15

                                   ARTICLE VII

                             INSURANCE AND INDEMNITY

Section 7.1         TENANT'S INSURANCE..................................................................15
Section 7.2         EXTRA HAZARD INSURANCE PREMIUMS.....................................................16
Section 7.3         INDEMNITY...........................................................................17

                                  ARTICLE VIII

                      DAMAGE, DESTRUCTION AND CONDEMNATION

Section 8.1         DAMAGE OR DESTRUCTION BY FIRE OR OTHER CASUALTY.....................................17
Section 8.2         CONDEMNATION........................................................................18

                                   ARTICLE IX

                                DEFAULT, REMEDIES

Section 9.1         DEFAULT.............................................................................19
Section 9.2         REMEDIES............................................................................20
Section 9.3         TERMINATION.........................................................................20
Section 9.4         NO REINSTATEMENT AFTER TERMINATION..................................................20
Section 9.5         RETENTION OF SUMS AFTER TERMINATION.................................................21
Section 9.6         RE-ENTRY............................................................................21
Section 9.7         SUMS COLLECTED UPON RELETTING.......................................................22
Section 9.8         NO EFFECT ON SUIT...................................................................22
Section 9.9         WAIVER OF RIGHTS OF REDEMPTION......................................................22
Section 9.10        USE OF WORD "RE-ENTRY"..............................................................22
Section 9.11        LANDLORD'S RIGHT TO CURE TENANT'S DEFAULTS..........................................22
Section 9.12        LANDLORD'S EXPENSES.................................................................23

                                    ARTICLE X

                                    SECURITY

Section 10.1        SECURITY DEPOSIT....................................................................23
Section 10.2        PERSONAL PROPERTY...................................................................24

                                   ARTICLE XI

                          ADDITIONAL TENANT AGREEMENTS

Section 11.1        MORTGAGE FINANCING AND SUBORDINATION................................................24
Section 11.2        ASSIGNMENT OR SUBLETTING............................................................24
Section 11.3        TENANT'S NOTICE TO LANDLORD OF DEFAULT..............................................25
Section 11.4        SHORT FORM LEASE....................................................................25
Section 11.5        SURRENDER OF PREMISES AND HOLDING OVER..............................................25
Section 11.6        ESTOPPEL CERTIFICATE................................................................25
Section 11.7        DELAY OF POSSESSION.................................................................25
Section 11.8        COMPLIANCE WITH LAW.................................................................25
Section 11.9        RULES AND REGULATIONS...............................................................27
Section 11.10       ABANDONMENT.........................................................................28
Section 11.11       LANDLORD'S LIEN.....................................................................28


                                     (ii)


                                                          ------------------------/-----------------------
                                                                 LANDLORD                TENANT


                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

Section 12.1        NOTICES.............................................................................28
Section 12.2        ENTIRE AND BINDING AGREEMENT........................................................28
Section 12.3        PROVISIONS SEVERABLE................................................................28
Section 12.4        CAPTIONS............................................................................28
Section 12.5        RELATIONSHIP OF THE PARTIES.........................................................28
Section 12.6        ACCORD AND SATISFACTION.............................................................29
Section 12.7        BROKER'S COMMISSION.................................................................29
Section 12.8        CORPORATE AND PARTNERSHIP STATUS....................................................29
Section 12.9        MISCELLANEOUS.......................................................................29
Section 12.10       FINANCIAL STATEMENTS................................................................30
Section 12.11       RELOCATION..........................................................................31
Section 12.12       NON-WAIVER PROVISIONS...............................................................31
Section 12.13       RADON GAS...........................................................................31




                                                          ------------------------/-----------------------
                                                                 LANDLORD                TENANT


                                    (iii)

                                  OFFICE LEASE

                  "NEW WORLD TOWER" - 100 N. BISCAYNE BOULEVARD

         THIS LEASE ("Lease") is made and entered into as of this ___________ day of _______________________________, 19__ by and between Landlord and Tenant.

     Landlord demises and rents to Tenant, and Tenant leases from Landlord, the Premises now existing in Landlord's Building, upon the terms, covenants and conditions contained herein.

                                    ARTICLE I

                  LANDLORD COVENANTS; PRIMARY LEASE PROVISIONS;
                    EXHIBITS; PREMISES; USE OF PREMISES; TERM

     Section 1.1       COVENANTS OF LANDLORD'S AUTHORITY AND QUIET ENJOYMENT.

     Landlord represents and covenants that (a) prior to commencement of the Lease Term, it has good title to the land and Building of which the Premises form a part, and (b) upon performing all of its obligations under this Lease, Tenant shall peacefully and quietly have, hold and enjoy the Premises for the Lease Term.

     Section 1.2       PRIMARY LEASE PROVISIONS.

     The provisions and terms of Sections 1.2.1 through 1.2.18 of the Basic Term Sheet are incorporated in this Lease as a part of this Section 1.2, and are subject to the additional provisions of this Lease.

     Section 1.3       EXHIBITS.

     The exhibits, riders and attachments described on the Basic Term Sheet are incorporated in and made part of this Lease as part of this Section 1.3.

     Section 1.4       PREMISES LEASED BY TENANT.

          1.4.1 The Premises are leased by Tenant from Landlord. The approximate boundaries and location of the Premises are outlined on the Site Plan diagram of the Building (Exhibit "B"), which sets forth the general layout of the Building but which shall not be deemed to be a warranty, representation, or agreement upon the part of the Landlord that the Building and layout will be exactly as indicated on said diagram.

          1.4.2 The portion of the Building to be leased by Tenant. shall be measured upon substantial completion of the Tenant's Initial Improvements using the American Standard Z65.1-1996 as published by the Building Owners and Managers Association International to determine the precise square footage of the Premises. Within ten (10) days following completion of such measurements, Landlord and Tenant shall complete and initial an addendum stating the total number of square feet in the Premises, the total square footage of the Building, and the Tenant's percentages of the Building and the Common Area.

     Section 1.5       USE OF PREMISES.

     The Premises shall be used and occupied only for the Use specified in the Basic Term Sheet, and for no other purpose or purposes without Landlord's prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Tenant shall, at its own risk and expense, obtain all governmental licenses and permits necessary for such use.

     Section 1.6       LEASE TERM.


                                            ---------------/-------------------
                                              LANDLORD          TENANT

     The Lease Commencement Date, the Lease Term and the Lease Termination Date shall be for the period specified in the Basic Term Sheet, unless sooner terminated or extended as provided in this Lease.

     Section 1.7       RENT COMMENCEMENT DATE.

     Tenant shall commence payment of Rent at the earlier of (a) the date specified in the Basic Term Sheet, or (b) the date when Tenant shall occupy the Premises for business; the Rent Commencement Date shall be specified by both parties in writing no later than five (5) days after Tenant opens for business, upon request of either party. If the Rent Commencement Date falls on a day other than the first day of a calendar month, the Fixed Minimum Rent for such month shall be prorated on a per diem basis, calculated on the basis of a thirty (30) day month.

     Section 1.8       LEASE YEAR.

     For purpose of this Lease, the term "Lease Year" is defined to mean a calendar year (beginning January 1 and extending through December 31 of any given year). Any portion of a year which is less than a Lease Year, that is, from the Lease Commencement Date through the next December 31, and from the last January 1 falling within the Lease Term through the last day of the Lease Term, shall be defined as a Partial Lease Year.

                                   ARTICLE II

                                      RENT

     Section 2.1       FIXED MINIMUM RENT.

          2.1.1 The total Fixed Minimum Rent for the Lease Term as specified in the Basic Term Sheet shall be payable by Tenant as specified in the Basic Term Sheet.

          2.1.2 The phrase "Fixed Minimum Rent" shall be the Fixed Minimum Rent specified above, payable monthly in advance on the first day of each month, without prior demand therefor and without any deduction or setoff whatsoever. Tenant reserves the right to make payment under protest if any charges are in dispute. In addition, Tenant covenants and agrees to pay Landlord all applicable sales or other taxes which may be imposed on the above specified rents or payments hereinafter provided for to be received by Landlord when each such payment is made.

     Section 2.2       Intentionally left blank.

     Section 2.2       LATE PAYMENT ADMINISTRATIVE FEE.

     If a Rent payment is not received within five (5) days after its due date, administrative fees and late charges of $50.00, plus an ongoing charge of 18% (annual rate, which shall accrue on the unpaid Rent including Additional Rent) shall become immediately due and payable from Tenant to Landlord, without notice or demand. This provision for administrative fees and late charges is not, and shall not be deemed, a grace period. In the event any check, bank draft or negotiable instrument given for any payment under this Lease shall be dishonored at any time for any reason whatsoever not attributable to Landlord, Landlord shall be entitled, in addition to any other remedy that may be available, to an administrative charge of Two Hundred Dollars ($200.00). Such administrative fees and late charges are neither penalties nor interest charges, but liquidated damages to defray administrative, collection, and related expenses due to Tenant's invalid payment or to Tenant's failure to make such Rent payment when due. An additional administrative fee and late charge shall become immediately due and payable on the first day of each month for which all or a portion of a Rent payment (together with any administrative fee and late charge) remains unpaid. Landlord, at its option, may deduct any such charge from any Security Deposit held by Landlord and, in such event, Tenant shall immediately deposit a like amount with Landlord in accordance with the terms


                                     - 2 -


                                            ---------------/-------------------
                                              LANDLORD          TENANT
of Section 10.1. All sums which Tenant shall be obligated to pay to Landlord from time to time pursuant to this Lease shall be deemed part of the Rent. In the event of the nonpayment by Tenant of such sums, Landlord shall have the same rights and remedies by reason of such nonpayment as if Tenant had failed to pay any Rent.

     Section 2.3       ADDITIONAL RENT - DEFINITION.

     In addition to the foregoing Fixed Minimum Rent and Fixed Minimum Rent Increase, all payments to be made under this Lease by Tenant to Landlord shall be deemed to be and shall become Additional Rent hereunder and, together with Fixed Minimum Rent, shall be included in the term "Rent" whenever such term is used in this Lease. Unless another time is expressly provided for the payment thereof, any Additional Rent shall be due and payable on demand or together with the next succeeding installment of Fixed Minimum Rent, whichever shall first occur, together with all applicable State taxes and interest thereon at the then prevailing legal rate, and Landlord shall have the same remedies for failure to pay the same as for non-payment of Fixed Minimum Rent. Landlord, at its election, shall have the right to pay or do any act which requires the expenditure of any sums of money by reason of the failure or neglect of Tenant to perform any of the provisions of this Lease, and in the event Landlord elects to pay such sums or do such acts requiring the expenditure of monies, all such sums so paid by Landlord, together with interest thereon, shall be deemed to be Additional Rent and payable as such by Tenant to Landlord upon demand.

     Section 2.4       SALES TAX.

     Together with each payment of Rent or other sum on which such tax may be due, Tenant shall pay to Landlord a sum equal to any applicable sales tax, tax on rents, and any other charges, taxes, and/or impositions now in existence or subsequently imposed based upon the privilege of renting the Premises or upon the amount of rent collected. Tenant's liability for such taxes and/or impositions shall be payable whether assessed at the time the Rent payment is made or retroactively, and shall survive the termination or expiration of this Lease.

                                   ARTICLE III

                                    SERVICES

     Section 3.1       SERVICES OF LANDLORD.

          3.1.1 Landlord shall maintain the public and common areas of the Building, including without limitation, lobbies, stairs, elevators, corridors and restrooms, the windows in the Building, the mechanical, plumbing, life safety and electrical equipment serving the Building, and the structure itself in reasonably good order and condition except for damage occasioned by the act of Tenant, which damage shall be repaired by Landlord at Tenant's expense.

          3.1.2 Landlord shall furnish the Premises with (a) electricity for lighting and the operation of standard office machines, (b) heat and air conditioning to the extent reasonably required for the comfortable occupancy by Tenant in its use of the Premises during the period from 8:00 a.m. to 6:00 p.m. on weekdays and from 9:00 a.m. to 1:00 p.m. on Saturdays, except for holidays declared by the Federal government, or such shorter period as may be prescribed by any applicable policies or regulations adopted by any utility or governmental agency, (c) elevator service, if applicable, (d) lighting replacement (for building standard lights), (e) standard restroom supplies,
(f) window washing with reasonable frequency, (g) and daily janitor service five (5) days a week during the times and in the manner that such services are customarily furnished in comparable office buildings in the area. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by


                                     - 3 -


                                            ---------------/-------------------
                                              LANDLORD          TENANT
reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing service, except as a result of Landlord's gross negligence or willful misconduct, (ii) failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Premises or to the Building, or other cause other than Landlord's gross negligence or willful misconduct, or (iii) the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other form of energy serving the Premises or the Building. Landlord shall use reasonable efforts diligently to remedy any interruption in the furnishing of such services.

             3.1.3 Whenever heat generating equipment or lighting other than Building standard lights are used in the Premises by Tenant which materially affect the temperature otherwise maintained by the air conditioning system, Landlord shall have the right, after three (3) days notice to Tenant, to install supplementary air conditioning facilities in the Premises or otherwise modify the ventilating and air conditioning systems serving the Premises, and the cost of such facilities and modifications shall be borne by Tenant as Additional Rent. Tenant shall also pay, as Additional Rent, the cost of providing all cooling and heat energy to the Premises in excess of that required for normal office use or during hours requested by Tenant when air conditioning or heat is not otherwise furnished by Landlord. If Tenant installs lighting requiring power in excess of that required for normal office use in the Building, or if Tenant installs equipment requiring power in excess of that required for normal desk-top office equipment or normal copying equipment, Tenant shall pay for the cost of such excess power as Additional Rent, together with the cost of installing any additional risers or other facilities that may be necessary to furnish such excess power to the Premises.

     Section 3.2       SERVICES OF TENANT.

     Tenant shall, at Tenant's own expense, keep the Premises in good repair and tenantable condition during the Term, except only for reasonable wear and tear. Tenant shall, at Tenant's expense but under the direction of Landlord, promptly repair (and make replacements where necessary) any injury or damage to the Building and the property of which it is a part ("Property"), including, but not limited to, any and all broken glass, caused by Tenant or Tenant's officers, personnel, agents, employees, servants, licensees, invitees, guests, patrons, or customers. Tenant shall shampoo and replace carpeting, wash walls and ceilings, and otherwise maintain the appearance of the Premises and contents thereof at Tenant's expense as necessary to maintain the Premises in good repair and tenantable condition.

     Section 3.3       NO EVICTION.

     The services described in this Article III shall be provided as long as this Lease is in full force and effect, subject to interruption caused by unavoidable delay, force majeure or acts of God, and conditions and causes beyond the control of Landlord. Furthermore, Landlord reserves the right to stop the service of the air-cooling, elevator, electrical, plumbing or other mechanical systems or facilities in the Building when necessary, by reason of accident or emergency, or for repairs, additions, alterations, replacements, decorations or improvements desirable or necessary to be made in the reasonable judgment of Landlord, until such repairs, alterations, replacements or improvements shall have been completed. Landlord shall undertake to diligently commence and work toward completion of all necessary repairs. All discretionary repairs shall be done in a manner and at times, whenever reasonably appropriate, so as not to unnecessarily interfere with Tenant's Use and shall only be undertaken after giving Tenant three (3) days prior written notice. Landlord shall have no responsibility or liability for interruption, curtailment or failure to supply cooled or outside air, heat, elevator,


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                                              LANDLORD          TENANT
plumbing or electricity when prevented by exercising its right to stop service or by any cause whatsoever beyond Landlord's control or by human occupancy factors, or by failure of independent contractors to perform, or by Legal Requirements, or by mandatory energy conservation, or if Landlord elects voluntarily to cooperate in energy conservation at the request of any Legal Authority. The exercise of such right or such failure by Landlord shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any compensation or to any abatement or diminution of Base Rent or Additional Rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

     Section 3.4       SECURITY.

     Tenant acknowledges that Landlord shall not and does not have any responsibility for the security of Tenant's officers, personnel, agents, employees, servants, licensees, invitees, guests, patrons, customers, and all others who come on or about the Property related to Tenant or Tenant's Use.

     Section 3.5       PARKING.

     If any parking is made available to Tenant by Landlord, Landlord shall not be liable for any damage of any nature whatsoever to, or any theft of, automobiles or other vehicles or the contents of them, while in or about such parking areas, unless such damage is caused by Landlord's gross negligence or willful misconduct.

                                   ARTICLE IV

                          OPERATING EXPENSES AND TAXES

     Section 4.1       TENANT'S PARTICIPATION IN OPERATING EXPENSES AND
TAXES.

          4.1.1 Commencing on the First Adjustment Payment Date, Tenant shall, on the first day of each month in advance pay to Landlord pro rata monthly installments on account of the amount reasonably projected by Landlord for Tenant's Share of increases in Operating Expenses and for Tenant's Share of increases in Taxes over the Base Operating Year and over the Base Tax Year, respectively, based upon the most recent data available to Landlord, from time to time, for Operating Expenses and for Taxes. By April 1 of each Lease Year, Landlord shall submit to Tenant statement(s) showing the actual amounts which should have been paid by Tenant with respect to increases in Operating Expenses and with respect to increases in Taxes for the past calendar year, the amount of those expenses actually paid during that year by Tenant and the amount of the resulting balance due on either or both of those expenses, or overpayment of either of both of them, as the case may be. Tenant may object to such statements if, and only if, Tenant, within thirty (30) days of receipt by Tenant of such statement, sends a written notice to Landlord objecting to such statement and specifying the respects in which such statement is claimed to be incorrect. If such notice is sent, the parties recognize, as to the Operating Expenses, the unavailability of Landlord's books and records because of the confidential nature thereof and hence agree that either party may refer the decision of the issues raised to a reputable independent firm of certified public accountants selected by Landlord and Tenant (and not previously having performed services for either party), and the decision of such accountants shall be conclusively binding upon the parties. The fees and expenses involved in such decision shall be borne by Tenant unless Landlord's charges are found to be in error by more than five percent (5%). Notwithstanding anything to the contrary in this paragraph, if the amount in dispute is less than $1000 for a calendar year, no third parties shall be utilized, by Landlord or Tenant, whose cost shall be subject to reimbursement by the other party, in which case, Tenant shall have the right to


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                                              LANDLORD          TENANT
audit Landlord's books at Tenant's expense. Any balance shown to be due pursuant to said statement shall be paid by Tenant to Landlord within thirty
(30) days following Tenant's receipt of the statement and any overpayment shall be immediately credited against Tenant's obligation to pay Rent, and/or expected Additional Rent in connection with anticipated increases in Operating Expenses or anticipated increases in Taxes or, if by reason of any termination of this Lease no such future obligations exist, shall immediately be refunded to Tenant. Anything in this Lease to the contrary notwithstanding, Tenant shall not delay or withhold payment of any balance shown to be due pursuant to a statement rendered by Landlord to Tenant, pursuant to the terms of this Lease, because of any objection which Tenant may raise with respect to the statement.

          4.1.2 If this Lease expires during a Partial Lease Year, Tenant shall be responsible for its estimated pro rata share of Operating Expenses and of Taxes for the Partial Lease Year. Tenant shall remit full payment to Landlord immediately. If Tenant fails to remit such full payment to Landlord, Landlord in its sole discretion may deduct the amount due from Tenant's Security Deposit and be entitled to all other rights and remedies under this Lease for Tenant's default.

     Section 4.2       DEFINITION OF OPERATING EXPENSES.

     The term "Operating Expenses" shall mean (a) all costs of management, operation and maintenance of the Building, including, without limitation, wages, salaries and payroll expense of employees, janitorial, maintenance, guard and other services, reasonable Building management office rent or rental value, power, fuel, water, waste disposal, landscaping care, premiums for liability, fire, hazard and other property related insurance, parking area care and management, fees for energy saving programs, administrative costs, including management fee, and (b) the cost (amortized over such reasonable period as Landlord shall determine) of any capital improvements made to the Building by Landlord after the date of this Lease that are intended to reduce the Operating Expenses or that are required under any governmental law or regulation, not to exceed useful life as determined for Federal Income Tax purposes; provided, however, that Operating Expenses shall not include real property taxes or assessments (which are included in "Taxes"), depreciation on the Building, costs of tenant improvements, real estate brokers' commissions, interest and capital items other than those referred to in clause (b) above. Operating costs shall not include the following: (a) Costs of the original construction of the Building or altering the Building in the future (except as otherwise set forth herein), water or sewer connection fees payable in connection with the original construction of the Building, costs of structural repairs to the Building, costs of repairing latent defects or inadequacies in the design or construction of the Building, the Premises, and/or costs of any other capital nature (including, without limitation, capital improvements, and capital repairs); (b) Costs of leasing commissions, legal fees, space planning, and architecture or engineering fees, construction allowances and costs, permit and license fees, moving expenses, other leasing concessions, or other expenses incurred in procuring or retaining tenants for the Building; (c) Salaries, wages, or other compensation paid to officers, executives, or employees of the Landlord or the Building's managing agent above the level of building manager or who are not otherwise engaged full time in working at the Building (if any employee at or below the level of building manager works less than full time at the Building, such employee's salary, wages, and other compensation shall be equitably apportioned based upon the time spent at the Building and such equitably apportioned amount shall be included as an Operating Expense); (d) costs incurred in connection with disputes with actual or prospective tenants or other occupants of the Building, or with actual or prospective employees, consultants, management agents, leasing agents, purchasers, ground lessors or mortgagees of the Building or the land on which it is located; (e) Costs incurred in connection with the sale, financing, refinancing, or change of ownership (directly or


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                                              LANDLORD          TENANT
indirectly) of the Building or the land on which it is located; (f) Amounts paid to any affiliate, parent, or subsidiary of Landlord, or to any representative, employee or agent of Landlord, to the extent such amount exceeds the competitive market rates that would be charged by third parties for similar services of comparable quality, provided, however, that an affiliate of Landlord is the management company, and Landlord agrees that the management fee paid such affiliated company shall never be at a higher percentage rate than that charged Landlord for the Base Operating Year; Payment of principal and interest or any other finance charges made on any debt and rental payments made on any ground or underlying lease, except for any interest payments on capital improvements made pursuant to Section 4.2(b) hereof; (h) Non cash items, such as deductions for bad debt losses, rent losses and reserves, and depreciation and amortization, interest on capital investments except for any depreciation, amortization and interest on capital improvements made pursuant to Section 4.2 (b) above; and (i) Costs of any items for which Landlord receives reimbursement from insurance proceeds or any third party.

     Section 4.3       TENANT'S TAXES.

     Tenant covenants and agrees to pay promptly when due all taxes imposed upon its business operations, its personal property situated in the Premises, and any and all Occupational License Fees. Tenant shall be entitled to contest any such tax or fee upon posting a bond in amount reasonably satisfactory to Landlord.

     Section 4.4       TAXES INCLUDED.

     Should any governmental taxing authority, acting under any present or future law, ordinance, or regulation, levy, assess or impose a tax, excise and/or assessment (other than income or franchise tax) upon or against or in any way related to the land and buildings comprising the Building, either by way of substitution or in addition to any existing tax on land and building otherwise, Tenant shall be responsible for and shall pay to Landlord its Proportionate Share as set forth above of such tax, excise and/or assessment.

     Section 4.5       RECEIPT OF NOTICES.

     Failure of Landlord to furnish in a timely manner a statement of actual increases in Operating Expenses or Taxes or to give notice of an adjustment to rent under this Article IV shall not prejudice or act as a waiver of Landlord's right to furnish such statement or to give such notice at a subsequent time or to collect any adjustment to or recalculation of the Additional Rent for any preceding period, provided that such notice is given within one year of the applicable period. Tenant recognizes that Landlord's statements showing the estimate of increases in Operating Expenses and Taxes for any calendar year may be rendered at the end of the previous calendar year or the beginning of such calendar year, or later. If Landlord's statement is rendered subsequent to the beginning of a calendar year, Tenant shall continue to pay the increase in the Operating Expenses and in the Taxes for the prior calendar year and, should a deficiency result by virtue of an increase in Landlord's estimate of the Operating Expenses or Taxes for the current year, Tenant shall pay the amount of such deficiency, if any, in full, in addition to the next monthly rent payment.

            ARTICLE VARTICLE V TENANT'S INITIAL IMPROVEMENTSARTICLE V
             TENANT'S INITIAL IMPROVEMENTSARTICLE V TENANT'S INITIAL
                                  IMPROVEMENTS

                          TENANT'S INITIAL IMPROVEMENTS

     Section 5.1      CONSTRUCTION PLANSSection   5.1 CONSTRUCTION
PLANSSection 5.1      CONSTRUCTION PLANSSection   5.1 CONSTRUCTION
PLANS.


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                                              LANDLORD          TENANT

     Tenant shall complete or cause the completion of Tenant's Initial Improvements as shown on the Final Plans and as more fully described in this Section. At Tenant's sole cost and expense, Tenant shall submit to Landlord its complete and detailed architectural, structural, mechanical and engineering plans and specifications prepared by an architect or engineer, showing Tenant's Initial Improvements ("Construction Plans") within thirty (30) days after the execution of this Lease (time being of the essence) for Landlord's approval. If applicable, Tenant's Construction Plans shall include all information necessary to reflect Tenant's requirements for the installation of any supplemental air conditioning system and ductwork, heating, electrical, plumbing and other mechanical systems and all work necessary to connect any special or non-standard facilities to the Building's base mechanical, electrical and structural systems. Tenant's submission shall include not less than one (1) set of sepias and five
(5) sets of black and white prints. Tenant's Construction Plans shall include, but not be limited to, indication or identification of the following:

          5.1.1 locations and structural design of all floor area requiring live load capacities in excess of 75 pounds per square foot;

          5.1.2    the density of occupancy in large work areas;

          5.1.3 the location of any food service areas or vending equipment rooms;

          5.1.4    areas requiring 24-hour air conditioning;

          5.1.5 any partitions that are to extend from floor to underside of structural slab above;

          5.1.6    location of rooms for telephone equipment;

          5.1.7 locations and types of plumbing, if any, required for toilets (other than core facilities), sinks, drinking fountains, etc.;

          5.1.8    light switching of offices, conference rooms, etc.;

          5.1.9 layouts for specially installed equipment, including computers, size and capacity of mechanical and electrical services required and heat projection of equipment;

          5.1.10 dimensioned location of: (a) electrical receptacles (120 volts), including receptacles for wall clocks, and telephone outlets and their respective locations (wall or floor), (b) electrical receptacles for use in the operation of Tenant's business equipment which requires 208 volts or separate electrical circuits, (c) electronic calculating and CRT systems, etc., (d) special audiovisual requirements, and (e) other special electrical requirements;

          5.1.11   special fire protection equipment and raised flooring;

          5.1.12   reflected ceiling plan;

          5.1.13 information concerning air conditioning loads, including, but not limited to, air volume amounts at all supply vents;

          5.1.14 materials, colors and designs of wall coverings and finishes;

          5.1.15 painting and decorative treatment required to complete all construction;


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                                                LANDLORD          TENANT

          5.1.16 swing of each door, and schedule for doors (including dimensions for undercutting to clean carpeting) and frames and hardware;

          5.1.17 modifications of the front door and surrounding area, if any, as may be required for handicapped use; and

          5.1.18 all other information reasonably necessary to make the work complete and in all respects ready for operation.

         Section 5.2       PLANS REVIEWSection 5.2   PLANS REVIEWSection
5.2      PLANS REVIEWSection 5.2   PLANS REVIEW.

         Landlord or Landlord's consultant shall respond to Tenant's request for approval of Tenant's Construction Plans within ten (10) business days of their submission, prepared in accordance with the terms of this Lease. In the event Landlord or Landlord's Consultant shall reasonably disapprove of all or a portion of Tenant's Construction Plans, it shall set forth its reasons therefor in reasonable detail, in which event Tenant shall revise its Construction Plans and resubmit same to Landlord within five (5) business days thereafter, time being of the essence. Upon Landlord's written final approval of such plans (the "Final Plans")(notice of such approval, or of disapproval, shall be given by Landlord within five (5) business days of receipt of the Construction Plans), Tenant may proceed with Tenant's Initial Improvements, which shall be performed in accordance with the provisions of this Article V. Landlord's failure to approve or disapprove Tenant's plans within such five (5) business day period shall be deemed to be approval thereof. Material Change orders by Tenant (which are defined as any change order which is in excess of $2,500 cost of construction) shall be similarly subject to Landlord's review and approval or disapproval, and notice of either shall be given Tenant within five (5) business days of Landlord's receipt of them. Neither the recommendation or designation of an architect, any general contractor, any subcontractors or materialmen as provided for in Section 5.3, nor the approval of the Construction Plans by Landlord shall be deemed to create any liability on the part of Landlord with respect to the design, construction, functionality and/or specifications set forth in the Final Plans.

         Section 5.3       PAYMENTSection 5.3        PAYMENTSection 5.3
         PAYMENTSection 5.3      PAYMENT.

         Landlord shall pay for the work depicted on the Final Plans, to the extent and only to the extent the cost of such work shall not exceed Landlord's Contribution. Tenant shall be responsible for and pay all other costs. Promptly following Landlord's approval of the Final Plans, Tenant shall cause the Final Plans to be submitted for bid. Landlord shall assist Tenant in obtaining bids by giving to Tenant a list of general contractors, sub-contractors and materialmen for Tenant to use in soliciting bids. Promptly following Tenant's receipt of the bids, Tenant shall submit to Landlord the estimate of the cost of Tenant's Initial Improvements which exceeds Landlord's Contribution ("Tenant's Extra Cost"). Tenant shall either approve or disapprove the estimate of Tenant's Extra Cost within five (5) business days after submission to Landlord. If Tenant shall disapprove all or a portion of the estimate of the Tenant's Extra Cost, Tenant shall revise the Final Plans to the extent required and resubmit same to Landlord for approval. After approval by Landlord, Tenant shall within five (5) business days resubmit the revised Final Plans to the applicable subcontractors for revised bids. This process shall continue until Tenant approves Tenant's Extra Cost estimate. Tenant's approval of Tenant's Extra Cost shall be evidenced by the payment by Tenant into the Improvements Payment Account of one-half of the Tenant's Extra Cost. At the same time, upon such payment by Tenant, the Landlord shall pay into the Improvement Payment Account an amount of Landlord's Contribution equal to the sum derived by multiplying Landlord's Contribution by a fraction where the numerator is one half of Tenant's Extra Cost and the denominator is the cost of the


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                                                LANDLORD          TENANT

Tenant's Initial Improvements. The remainder of Tenant's Extra Cost and Landlord's Contribution shall be remitted to the Improvements Payment Account pari passu on an "as-in-place" draw basis subsequent to the application of Landlord's Contribution and Tenant's first one-half payment. Time shall be of the essence with respect to Tenant's obligations hereunder. Tenant shall pay Landlord (which Landlord may pay out of Landlord's Contribution) five percent (5%) of the total cost of Tenant's Initial Improvements for Landlord's coordination and administration, not to exceed $6,000.00 in any event.

     Section 5.4       TENANT DELAYSection 5.4   TENANT DELAYSection
5.4    TENANT DELAYSection 5.4   TENANT DELAY.

     Landlord shall not be responsible or liable for Tenant Delay. Tenant Delay includes without limitation any of the following:

          5.4.1 Tenant's failure to furnish plans, drawings, and specifications in accordance with and at the times required pursuant to this
Article V; or

          5.4.2 any delays resulting from the reasonable disapproval by Landlord or Landlord's consultant of all or a portion of Tenant's revised plans and specifications as resubmitted after initial submission; or

          5.4.3 any delays resulting from Tenant's disapproval of the cost of Tenant's Extra Cost, which delay shall be deemed to commence upon the date of Tenant's disapproval of the cost of Tenant's Extra Cost and end on the date of Tenant's final approval of such cost; or

          5.4.4 Tenant's request for materials, finishes or installations which are not readily available at the time Landlord is ready to install same; or

          5.4.5 Tenant's changes in drawings, plans, specifications, or construction submitted to Landlord including at any time subsequent to Landlord's approval of the Final Plans, including any Revisions which Tenant submits to Landlord which result in a delay; or

          5.4.6 the performance of work by a person, firm or corporation employed by Tenant and delays in the completion of the said work by said person, firm or corporation; or

          5.4.7    Tenant's failure to pay timely for the Tenant's Extra
Cost.

If Landlord believes that any Tenant Delay can be mitigated or eliminated by the expenditure of additional money or the performance of overtime work, Landlord shall so notify Tenant, and Tenant shall have the right, at its expense, to require such additional expenditure and/or overtime work, provided Tenant pays for same in advance.

         Section 5.5       SUBSTANTIAL COMPLETION.

         If the anticipated Substantial Completion Date, as more particularly described in this Article V, shall be delayed by reason of Tenant Delay, the Premises shall be deemed substantially completed for the purposes of the Commencement Date as of the date that the Premises would have been substantially completed but for any such Tenant Delay as determined by Landlord in its reasonable discretion. Tenant shall pay for any additional cost in completing Tenant's Initial Improvements resulting from any Tenant Delay. Any such sums shall be in addition to any sums payable pursuant to Section 5.30 and shall be paid into the Improvements Payment Account within ten (10) days after Landlord submits an invoice to Tenant therefor. Such costs shall be collectible in the same manner as Additional Rent whether or not the Term shall have commenced, and if Tenant defaults in the payment of such cost, Landlord shall have no


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                                                LANDLORD          TENANT
obligation to continue or pay for the performance of Tenant's Initial Improvements until Tenant shall have cured such default. Such default shall be deemed a default under Article IX of this Lease.

         Section 5.6     EARLY OCCUPANCYSection 5.6   EARLY
OCCUPANCYSection 5.6     EARLY OCCUPANCYSection 5.6    EARLY
OCCUPANCY.

         Except for the purpose of supervising Tenant's Initial Improvements, and as hereinafter provided, neither Tenant nor its agents, employees, invitees or independent contractors shall enter the Premises during the performance of Tenant's Initial Improvements. Upon the granting of consent by Landlord, which shall not be unreasonably withheld, delayed or conditioned, Tenant or its agents may enter the Premises prior to the Commencement Date to perform such decorative or other tenant finishing work as it may desire provided that such work in no way interferes with the performance of Tenant's Initial Improvements and such entry shall be deemed under all the terms, covenants and conditions of this Lease, except the covenant to pay Base Rent. In the event Landlord, in its sole discretion, determines that the performance by Tenant or any of its agents of any such Tenant finish work is impeding or impairing in any way the performance of Tenant's Initial Improvements, then, upon notice to Tenant, Tenant shall cease or cause the cessation of all such work until the receipt of notification from Landlord that Tenant may once again enter the Premises in order to perform such work. Tenant shall indemnify and save Landlord harmless from and against any and all loss, liability, damage, cost and expense, including without limitation, reasonable attorneys' fees and disbursements at all trial and appellate levels, claimed or actually arising from, growing out of or related to
(a) any act, neglect or failure to act of Tenant or anyone entering the Premises or Building with Tenant's permission, (b) the performance of such Tenant's finish work, or (c) any other reason whatsoever arising out of said entry upon the Premises or Building. The provisions of this Section 5.6 shall survive the termination of this Lease.

         Section 5.7     REVISIONSSection 5.7      REVISIONSSection 5.7
         REVISIONSSection 5.7   REVISIONS.

         Tenant shall have the right to make revisions to the Final Plans ("Revisions"). All Revisions shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld, delayed or conditioned, provided the Revisions are non-structural in nature. Landlord shall either approve or disapprove the Revisions within five (5) business days after Landlord's receipt of the submission thereof by Tenant. Landlord's failure to either approve or disapprove such revisions within such five (5) day period shall be deemed to be approval thereof. Without limiting the generality of the foregoing, no Revision will be approved unless (a) all changes to and modifications from Tenant's Final Plans are circled or highlighted as per standard industry practices and (b) said Revisions conform with the requirements of Article V. Tenant shall notify Landlord in writing of the cost of the Revisions, and any Tenant Delay that the performance of the same may entail. If Landlord agrees with the cost and delay of such Revisions, Landlord shall acknowledge Landlord's approval in writing within five (5) business days after Tenant's notice thereof to Landlord. If Landlord fails to approve of the cost of such Revisions within five (5) business days, Tenant shall not make such Revisions. The cost of any Revisions shall be borne solely by Tenant. An additional fee based on such costs shall be payable in the manner and at the times set forth in Section 5.3.

         Section 5.8       COMPLETION DUE DILIGENCESection 5.8
         COMPLETION DUE DILIGENCESection 5.8       COMPLETION        DUE
DILIGENCESection 5.8       COMPLETION DUE DILIGENCE.

         Tenant shall, subject to any other cause beyond Tenant's reasonable control, use due diligence to complete Tenant's


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                                                LANDLORD          TENANT

Initial Improvements as soon as may be practicable. Tenant shall notify Landlord of the date of the substantial completion of Tenant's' Initial Improvements ("Substantial Completion Date") at least five (5) days prior thereto. The phrase "substantial completion" shall mean that, with the exception of punch-list items, Tenant's Initial Improvements shall have been completed in accordance with the Final Plans and all mechanical systems serving or affecting the Premises shall then be in working order. Landlord and Tenant shall thereupon set a mutually convenient time for Tenant and Landlord or Landlord's consultant to inspect the Premises, at which time Tenant shall prepare and submit to Landlord a punch list of items to be completed. Upon completion of the inspection, Tenant shall acknowledge in writing that substantial completion has occurred, subject to any punch list items to be completed. Tenant shall diligently complete the approved work on the punch list items. In the event Tenant shall fail to confer with Landlord with respect to the Substantial Completion of Tenant's Initial Improvements within five (5) days of Tenant's notice setting forth the Substantial Completion Date, (a) Tenant shall have no right to enter the Premises for the purposes of conducting its business therefrom until Tenant meets with Landlord in the Premises and prepares a punch list of incomplete items, if applicable, and (b) Tenant's Initial Improvements shall be deemed completed and satisfactory in all respects, and (c) the Commencement Date shall be deemed to have occurred on the date set forth in Tenant's notice as the substantial completion date. In the event of any dispute as to when and whether the work performed or required to be performed by Landlord has been substantially completed, the certificate of an independent A.I.A. registered architect or a temporary or final certificate of occupancy or completion (as may be applicable) issued by the local government authority shall be conclusive evidence of such completion, effective on the date of the issuance of such certificate to Tenant.

                              ARTICLE VI

     ADDITIONS, ALTERATIONS, REPLACEMENTS, AND TRADE FIXTURES

         Section 6.1       BY LANDLORD.

         Landlord reserves the right at any time to make alterations or additions to the Building in which the Premises are contained and to build additional stories thereon. Landlord also reserves the right to construct other buildings or improvements in the Building or Common Areas from time to time and to make alterations thereof or additions thereto and to build additional office space on any such building or buildings so constructed. Nothing in this section will be construed to permit Landlord to change the leasehold improvements, dimensions, or location of the Premises, or materially adversely affect access to the Premises.

         Section 6.2       BY TENANT.

                  6.2.1 Upon receipt of Landlord's prior written approval, Tenant may from time to time after completion of Tenant's Initial Improvements, at its own expense, alter, renovate or improve the interior of the Premises provided the same be performed in a good and workmanlike manner, in accordance with accepted building practices, in full compliance with all applicable building codes and the ADA, with Tenant procuring at its sole cost and expense all permits required for such work, and so as not to weaken or impair the strength or lessen the value of the Building in which the Premises are located. No changes, alterations or improvements affecting the exterior of the Premises or the Building or the Building systems shall be made by Tenant without the prior written approval of Landlord, which may be unreasonably withheld. Any work done by Tenant under the provisions of this Section shall not interfere with the use by the other tenants of their premises in the Building. Tenant also agrees to pay 100% of any increase in the Real Estate Taxes or


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                                                LANDLORD          TENANT

Landlord's Personal Property Taxes resulting from such improvements by or for Tenant.

                  6.2.2 All alterations, decorations, additions and improvements made by Tenant, or made by Landlord on Tenant's behalf as provided in this Lease, shall remain the property of Tenant for the Lease Term or any extension or renewal thereof, but they shall not be removed from the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned.

                  6.2.3 Upon obtaining the prior written consent of Landlord, Tenant shall remove such alterations, decorations, additions and improvements and restore the Premises as provided in Section 6.5, and if Tenant fails to do so and moves from the Premises, all such alterations, decorations, additions and improvements shall become the property of Landlord, who may charge Tenant for storing or disposing of any or all of such property.

                 6.2.4 Notwithstanding any other provision of this Article VI, Tenant shall be permitted to make alterations to the interior improvements of the Premises with Landlord's prior written consent not being unreasonably withheld, delayed or conditioned if (a) the proposed alteration is non-structural in nature, and (b) the proposed alteration does not cost more than $10,000. Notwithstanding any other provision of this Section, when Tenant requests Landlord's consent to a proposed alteration, Tenant may ask Landlord in writing whether Landlord will require that the alteration be removed on expiration or earlier termination of this Lease. Landlord shall respond to this inquiry in writing within fifteen (15) business days of receipt thereof from Tenant. If Landlord does not respond to such inquiry or states in its response that it will not require removal, then Tenant shall not be required to remove such alteration. Any such alteration, renovation or improvement shall be performed in a good and workmanlike manner, in accordance with accepted building practices, in full compliance with all applicable building codes and the ADA, with Tenant procuring at its sole cost and expense all permits required for such work

         Section 6.3       CONSTRUCTION INSURANCE AND INDEMNITY.

                  6.3.1 Tenant shall indemnify and hold Landlord harmless from any and all claims for loss or damages or otherwise based upon or in any manner growing out of any alterations, removals or construction undertaken by Tenant under the Lease Term, including, but not limited to, Tenant's Initial Improvements, and including all costs, damages, expenses, court costs and reasonable attorneys' fees and costs attendant thereto, at all trial and appellate levels, incurred in or resulting from claims made by any person or persons, by other tenants of premises in the Building, their subtenants, agents, employees, customers and invitees.

                  6.3.2 Before undertaking any alterations or construction, including, but not limited to, Tenant's Initial Improvements, Tenant shall obtain and pay for a public liability and workers' compensation insurance policy insuring Landlord and Tenant against any liability which may arise on account of such proposed alterations and construction work in limits of not less than $1,000,000.00 for any one person, $2,000,000.00 for more than one person in any one accident and $2,000,000.00 for property damage; and a copy of such policy shall be delivered to Landlord prior to the commencement of such proposed work. Tenant shall also maintain at all times fire insurance with extended coverage in the name of Landlord and Tenant as their interests may appear in an amount adequate to cover the cost of replacement of all alterations, decorations, additions or improvements in and to the Premises and all trade fixtures therein, in the event of fire or extended coverage loss. Tenant shall deliver to Landlord copies of such fire insurance policies which shall contain a clause requiring the insurer to give Landlord ten (10) days' notice of cancellation of such policies. In no event shall such


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                                                LANDLORD          TENANT
insurance be required if the alterations do not cost more than $10,000. As used within this Article VI, such reference to alterations not costing more than $10,000 shall include all alterations made by or for Tenant in any thirty (30) day period, looking forward and backward.

         Section 6.4       MECHANIC'S LIENS AND ADDITIONAL CONSTRUCTION.

                  6.4.1 If by reason of any alteration, repair, labor performed or materials furnished to the Premises for or on behalf of Tenant any mechanic's or other lien shall be filed, claimed, perfected or otherwise established or as provided by law against the Premises, Tenant shall discharge or remove the lien by bonding or otherwise, within fifteen (15) days after Tenant receives notice of the filing of same. Notwithstanding any provision of this Lease seemingly to the contrary, Tenant shall never, under any circumstances, have the power to subject the interest of Landlord in the Premises or the Building to any mechanics' or materialmen's liens or liens of any kind, nor shall any provision contained in this Lease ever be construed as empowering Tenant to encumber or cause Landlord to encumber the title or interest of Landlord in the Premises.

                  6.4.2 Tenant hereby expressly acknowledges and agrees that, except as indicated under Article V, no alterations, additions, repairs or improvements to the Premises of any kind are required or contemplated to be performed as a prerequisite to the execution of this Lease.

                  6.4.3 Landlord and Tenant expressly acknowledge and agree that neither Tenant nor any one claiming by, through or under Tenant, including without limitation contractors, sub-contractors, materialmen, mechanics and laborers, shall have any right to file or place any mechanics' or materialmen's liens of any kind whatsoever upon the Premises nor upon any building or improvement thereon; on the contrary, any such liens are specifically prohibited. All parties with whom Tenant may deal are hereby put on notice that Tenant has no power to subject Landlord's interest in the Premises to any claim or lien of any kind or character and any persons dealing with Tenant must look solely to the credit of Tenant for payment and not to Landlord's interest in the Premises or otherwise. All contracts of Tenant, including those for extras and change orders, for the construction of any alteration, addition, decoration or improvement including, but not limited to, the contracts of subcontractors and materialmen, shall contain the agreement of the contractor, subcontractor or materialman agreeing to look solely to the Tenant and Tenant's interest in the Premises for payment and waiving any right to a lien on Landlord's interest in the Building or the Premises. Such contracts shall also require the contractor, subcontractor or materialman to provide in recordable form, a waiver and release of lien upon final payment at the completion of construction and a waiver and release of upon progress payment during the construction thereof. Landlord shall be advised by Tenant, in writing, at least ten(10) days prior to the date that work by or for Tenant is to commence or the date of anticipated commencement in order to allow Landlord to post notices of non-responsibility on the Premises. Tenant agrees to allow such notices to remain posted in the Premises throughout the construction period and to notify Landlord is such notices are damaged or removed. The construction work shall be scheduled in such a manner so as to create the minimum disturbance to other tenants in the Building. Any construction causing or resulting in unreasonable noise, dust or other disturbance of other tenants shall be scheduled and performed during the hours of 7:00 p.m. and 7:00 a.m. No building materials, construction tools and equipment shall be stored in the Common Areas of the Building. All trash and construction debris shall be promptly removed and deposited lawfully off the property, or, if a dumpster has been approved for the deposit of trash and construction debris, then such trash and construction debris shall be deposited into the approved dumpster. No dumpster shall be brought on the Property unless the size and location thereof has been approved by the Landlord in writing, which


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                                                LANDLORD          TENANT
approval shall not be unreasonably withheld, conditioned or delayed.

                  6.4.4 Any lien filed against the Premises in violation of this Section 6.4 shall be null and void and of no force or effect. In addition, Tenant shall cause any lien filed against the Premises in violation of this paragraph to be canceled, released, discharged and extinguished within fifteen (15) days after Tenant receives notice of filing of the same and shall indemnify and hold Landlord harmless from and against any such lien and any costs, damages, charges and expenses, including but not limited to, attorney's fees, incurred in connection with or with respect to any such lien.

         Section 6.5       TRADE FIXTURES.

                 6.2.4 Provided Tenant is not in default under this Lease, Tenant shall have the right, at the termination of this Lease, to remove any and all trade fixtures, equipment and other items of personal property not constituting a part of the Building which it may have stored or installed in the Premises including, but not limited to, counters, shelving, showcases, chairs, and movable machinery purchased or provided by Tenant and which are susceptible of being moved without damage to the Building and the Premises, provided this right is exercised before the Lease is terminated or during the ten (10) day period immediately following such termination and provided that Tenant, at its own cost and expense, shall repair any damage to the Premises or Building caused thereby. The right granted Tenant in this Section 6.5 shall not include the right to remove any plumbing or electrical fixtures or equipment, heating or air conditioning equipment, floor coverings (including wall-to-wall carpeting) glued or fastened to the floors or any paneling, tile or other materials fastened or attached to the walls or ceilings, all of which shall be deemed to constitute a part of the Building, and, as a matter of course, shall not include the right to remove any fixtures or machinery that were furnished or paid for by Landlord. The Premises and the immediate areas in front, behind and adjacent to it shall be left in a broom-clean condition. Should Tenant fail to comply with this provision, Landlord may deduct the cost of clean-up from Tenant's Security Deposit. If Tenant shall fail to remove its trade fixtures or other property at the termination of this Lease or within ten (10) days thereafter, or upon cessation of Tenant's business in the Premises or upon termination of Tenant's rights to possession of the Premises, such fixtures and other property not removed by Tenant shall be deemed abandoned by Tenant, and, at the option of Landlord, shall become the property of Landlord; Landlord may store, sell, or otherwise dispose of such property at Landlord's sole discretion (subject to applicable legal requirements) but at Tenant's expense. Any such removal or alteration shall be performed in a good and workmanlike manner, in accordance with accepted building practices, in full compliance with all applicable building codes and the ADA, with Tenant procuring at its sole cost and expense all permits required for such work. This section shall be subject to the provisions of Section 6.3.1 of this Lease.

Section 6.6       RIGHT OF ENTRY.

         Landlord or its representatives shall have the right, upon 48 hours prior notice to Tenant and with and escort provided by Tenant, without liability, to enter the Premises at reasonable hours during the Lease Term to
(a) show the Premises to prospective purchasers, lenders and tenants (who are not Tenant's competitors, except during the last three (3) months of the term of the Lease or any renewal thereof), or (b) ascertain if the Premises are in proper repair and condition, and make repairs, additions or alterations thereto or to the Building in which the same are located, including the right to take the required materials therefor into and upon the Premises without the same constituting an eviction of Tenant in whole or part, and the Rent shall not abate while such repairs, alterations, replacements or improvements are being made by reason of loss or interruption of


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                                                LANDLORD          TENANT

Tenant's business due to the performance of any such work. If Tenant shall not be personally present to permit an entry into the Premises at the time specified in Landlord's notice or in the case of an emergency, Landlord may enter the Premises by a master key or by the use of force without rendering Landlord liable therefore and without in any manner affecting Tenant's obligations under this Lease.

                                   ARTICLE VII

                             INSURANCE AND INDEMNITY

         Section 7.1       TENANT'S INSURANCE.

         Tenant shall maintain, at its own cost and expense, in responsible companies (all of which shall be licensed to do business in the State of Florida) reasonably approved by Landlord, combined single limit public liability insurance, insuring Landlord and Landlord's agents and Tenant, as their interests may appear, against all claims, demands or actions for bodily injury, personal injury or death of any one person in an amount of not less than $1,000,000.00; and for bodily injury, personal injury or death of more than one person in any one accident in an amount of not less than $2,000,000.00; and for damage to property in an amount of not less than $2,000,000.00. Landlord shall have the right to direct Tenant to increase such amounts whenever any such increase is recommended or required by the underwriters of insurance on the Building, upon thirty (30) days prior written notice to Tenant. Such liability insurance shall also cover and include all exterior signs maintained by Tenant. The policy of insurance may be in the form of a general coverage or floater policy covering these and other premises, provided that Landlord and Landlord's agents are specifically insured therein. Tenant shall carry like coverage against loss or damage by boiler or compressor or internal explosion of boilers or compressors, if there is a boiler or compressor in the Premises. Tenant shall maintain insurance covering all glass forming a part of the Premises including plate glass in the Premises and fire insurance against loss or damage by fire or windstorms, with such endorsements for extended coverage, vandalism, malicious mischief and special extended coverage as Landlord may require, covering 100% of the replacement costs of any items of value, including but not limited to signs, stock, inventory, fixtures, improvements, floor coverings, machinery and equipment. All of said insurance shall be in form and in responsible companies licensed to do business in the State of Florida, reasonably satisfactory to Landlord, and shall provide that it will not be subject to cancellation, termination or change except after at least thirty (30) days' prior written notice to Landlord. Any insurance procured by Tenant as herein required shall contain an express waiver of any right of subrogation by the insurance company against Landlord and its agents. The policies, together with satisfactory evidence of the payment of the premiums thereon, shall be deposited with Landlord on the day Tenant begins operations. Thereafter, Tenant shall provide Landlord with evidence of proof of payment upon renewal of such policy, not less than thirty (30) days prior to expiration of the term of such coverage. In the event Tenant fails to timely obtain or maintain the insurance required hereunder, Landlord may (but is not required to) obtain same and any costs incurred by Landlord in connection therewith shall be payable by Tenant as Additional Rent upon demand. Landlord shall carry public liability insurance covering the common areas of the Building, including but not limited to the sidewalks, malls and parking lot.

         Section 7.2       EXTRA HAZARD INSURANCE PREMIUMS.

         Tenant shall not keep, use, sell or offer for sale in or upon the Premises any article or permit any activity which may be prohibited by the standard form of fire or public liability insurance policy. Tenant shall not knowingly use or occupy the Premises or any part thereof, or suffer or permit the same to be used or occupied for any business or purpose deemed extra


                                     - 16 -


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                                                LANDLORD          TENANT
hazardous on account of fire, environmental hazard or otherwise. In the event Tenant's use and/or occupancy causes any increase of any insurance premium above the rate for the permitted use in the Premises, Tenant shall pay such additional premium on any policy, as Additional Rent, including but not limited to fire, extended coverage, public liability or any insurance that may be carried by Landlord for its protection against rent loss through fire. Bills for such additional premiums shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from and payable by Tenant when rendered in writing, but such increases in the rate of insurance shall not be deemed a breach of this covenant by Tenant. Failure to pay amounts due hereunder shall be a breach of the Lease. In determining whether increased premiums are the result of Tenant's use of the Premises, a schedule, issued by the organization making the insurance rate on the Premises, showing various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire and public liability insurance rate on the Premises.

         Section 7.3       INDEMNITY by Tenant.

         Tenant shall indemnify and save harmless Landlord and its agents from and against any and all claims and demands, including, but not limited to, attorneys' fees and costs attendant thereto, at all trial and appellate levels, whether for injuries to persons or loss of life, or damage to property, occurring within the Premises and immediately adjoining the Premises and arising out of the use and occupancy of the Premises or Building by Tenant, or occasioned wholly or in part by any act or omission of Tenant, its subtenants, agents, contractors, employees, servants, licensees or concessionaires, excepting however such claims and demands, whether for injuries to persons or loss of life, or damage to property, caused solely by the gross negligence or willful misconduct of Landlord. If, however, any liability arises in the Common Areas because of the negligence of Tenant, Tenant's subtenants, agents, employees, contractors, invitees, customers or visitors, then in such event Tenant shall hold Landlord and its agents harmless. In case Landlord or its agents shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord and its agents harmless and shall pay all costs, expenses and reasonable attorneys' fees and costs attendant thereto, at all trial and appellate levels, incurred or paid by Landlord or its agents in connection with such litigation. Tenant shall also pay all costs, expenses and reasonable attorneys' fees that may be incurred or paid by Landlord or its agents in enforcing the covenants and agreements of this Lease.

         Section 7.4       Indemnity by Landlord

         Landlord shall indemnify and save harmless Tenant from and against any and all claims and demands, including, but not limited to, attorneys' fees and costs attendant thereto, at all trial and appellate levels, whether for injuries to persons or loss of life, or damage to property, occurring within the Premises and immediately adjoining the Premises and arising out of the ownership, use and occupancy of the Premises or Building by Landlord, or occasioned wholly or in part by any act or omission of Landlord, its agents, contractors, employees, servants, licensees or concessionaires, excepting however such claims and demands, whether for injuries to persons or loss of life, or damage to property, caused solely by the gross negligence or willful misconduct of Tenant. If, however, any liability arises in the Common Areas because of the negligence of Landlord, Landlord's agents, employees, contractors, invitees, customers or visitors, then in such event Landlord shall hold Tenant harmless. In case Tenant shall, without fault on its part, be made a party to any litigation commenced by or against Landlord, then Landlord shall protect and hold Tenant harmless and shall pay all costs, expenses and reasonable attorneys' fees and costs attendant thereto, at all trial and appellate levels, incurred or paid by Tenant in connection with such litigation.


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                                                LANDLORD          TENANT

                                  ARTICLE VIII

                      DAMAGE, DESTRUCTION AND CONDEMNATION

         Section 8.1       DAMAGE OR DESTRUCTION BY FIRE OR OTHER CASUALTY.

         8.1.1 Tenant shall give prompt notice to Landlord in case of fire or other damage to the Premises or the Building. In the event the Premises are damaged by fire, explosion, flood, tornado or by the elements, or through any casualty, or otherwise, after the commencement of the Lease Term, the Lease shall continue in full force and effect at Landlord's election. If Landlord elects to continue the Lease, the damage shall promptly be repaired by Landlord at Landlord's expense, provided that Landlord shall not be obligated to so repair if such fire, explosion or other casualty is caused directly by the negligence or malfeasance of Tenant, Tenant's subtenants, permitted assignees, permitted concessionaires, or its or their agents, servants or employees, and provided further that Landlord shall not be obligated to expend for such repair an amount in excess of the insurance proceeds recovered as a result of such damage, and that in no event shall Landlord be required to replace Tenant's stock in trade, fixtures, furniture, furnishings, floor coverings, machinery and equipment. Landlord may elect either to repair or rebuild the Premises, or the Building, or to terminate this Lease upon giving notice of such election to Tenant within sixty (60) days after the occurrence of the event causing the damage. If the anticipated period for repairing the Premises exceeds 180 days from the date of the casualty, then Tenant may elect to terminate this Lease by providing written notice to Landlord effective 30 days after delivery of such notice.

         8.1.2 If the casualty, repairing, or rebuilding shall render the Premises untenantable, in whole or in part, and the damage shall not have been due to the default or neglect of Tenant, a proportionate abatement of the Fixed Minimum Rent and Tenant's Share of Operating Expenses and Taxes shall be allowed from the date when the damage occurred until the date Landlord completes the repairing or rebuilding, said proportion to be computed on the basis of the relation which the gross square foot area of the space rendered untenantable bears to the floor area of the Premises. If Landlord is required or elects to repair the Premises as herein provided, Tenant shall repair or replace its stock in trade, fixtures, furniture, furnishings, floor coverings and equipment, and if Tenant has closed for business, Tenant shall promptly reopen for business upon the completion of such repairs.

         8.1.3 In the event the Premises or the Building shall be damaged in whole or in substantial part within the last twenty-four (24) months of the original term, or within the last twenty-four (24) months of the last renewal term, if renewals are provided for in this Lease, Landlord and Tenant shall have the option, exercisable within Ninety (90) days following such damage, of terminating this Lease, effective as of the date of Tenant's receipt of notice from Landlord or Landlord's receipt of notice from Tenant. If any such termination occurs during the initial Lease Term, any options for renewal shall automatically be of no further force or effect.

         8.1.4 No damage or destruction of the Premises or the Building shall allow Tenant to surrender possession of the Premises nor affect Tenant's liability for the payment of Rent or any other covenant contained herein, except as may be specifically provided in this Lease. Notwithstanding any of the provisions herein to the contrary, Landlord shall have no obligation to rebuild the Premises or the Building and may at its own option cancel this Lease unless the damage or destruction is a result of a casualty covered by Landlord's insurance policy.

         Section 8.2       CONDEMNATION.

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                                                Landlord          Tenant

     In the event the entire Premises shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, this Lease shall terminate and expire as of the date of title vesting in such proceeding, and Landlord and Tenant shall thereupon be released from any further liability hereunder. If any part of the Premises shall be taken as aforesaid, and such partial taking shall render that portion not so taken unsuitable for the business of Tenant, as determined by an independent Florida licensed architect appointed by Landlord and Tenant, and whose fees and expenses shall be paid equally by Landlord and Tenant, then this Lease and the Lease Term herein shall cease and terminate as aforesaid. If such partial taking is not extensive enough to render the Premises unsuitable for the business of Tenant, then this Lease shall continue in effect, except that the Fixed Minimum Rent shall be reduced in the same proportion that the floor area of the Premises taken bears to the original floor area leased and Landlord shall, upon receipt of the award in condemnation, make all necessary repairs or alterations to the Building in which the Premises are located so as to constitute the portion of the Building not taken as a complete architectural unit, but such work shall not exceed the scope of the work to be done by Landlord in originally constructing said Building, nor shall Landlord, in any event, be required to spend for such work an amount in excess of the amount received by Landlord as damages for the part of the Premises so taken. "Amount received by Landlord" shall mean that part of the award in condemnation which is free and clear to Landlord of any collection by mortgagee for the value of the diminished fee. If more than twenty percent (20%) of the floor area of the Building in which the Premises are located shall be taken as aforesaid, Landlord may, by written notice to Tenant, terminate this Lease, such termination to be effective as aforesaid. If this Lease is terminated as provided in this paragraph, the Rent shall be paid up to the date that possession is so taken by public authority and Landlord shall make an equitable refund of any Rent paid by Tenant in advance. Tenant shall not be entitled to and expressly waives all claim to any condemnation award for any taking, whether whole or partial, and whether for diminution in value of the leasehold or to the fee although Tenant shall have the right, to the extent that the same shall not reduce Landlord's award, to claim from the condemnor, but not from Landlord, such compensation as may be recoverable by Tenant in its own right for damage to Tenant's business, fixtures and improvements installed by Tenant at its expense.

                                   ARTICLE IX

                                DEFAULT, REMEDIES

     Section 9.1       DEFAULT.

     The occurrence of any of the following during the Term shall constitute an Event of Default by Tenant:

         9.1.1 Tenant shall fail to pay when due all or any portion of any Rent within five (5) days of the due date thereof;

         9.1.2 Tenant shall fail to pay when due any other sums, fees, charges, costs, or expenses which are payable under this Lease within five
(5) days of the due date thereof;

         9.1.3 Tenant shall, other than in the manner permitted under this Lease, make or permit or suffer to occur any assignment (including any transfer of interest in Tenant which is deemed to be an assignment under this Lease), sublease or occupancy arrangement, conveyance, transfer, conditional or collateral assignment, pledge, hypothecation, or other encumbrance, whether by operation of law or otherwise, of this Lease or any interest in this Lease;

         9.1.4 Tenant shall fail in any other way in the performance or observance of any of the terms and conditions of this Lease and within ten
(10) days shall not have cured such

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                                                Landlord          Tenant
default or, if impossible of cure within such time but possible of cure within sixty (60) days, begun and diligently pursued such cure to completion;

         9.1.5 There shall be filed by or against Tenant in any court or other tribunal a petition in bankruptcy or insolvency proceedings or for reorganization or for the appointment of a receiver or trustee of all or substantially all of Tenant's property, unless such petition shall be filed against Tenant and Tenant shall in good faith promptly thereafter commence and diligently prosecute any and all proceedings appropriate to secure the dismissal of such petition and shall secure such dismissal within thirty (30) days of its filing;

         9.1.6 Tenant shall be adjudicated a bankrupt or an insolvent or take the benefit of any federal reorganization or composition proceeding, make an assignment for the benefit of creditors, or take the benefit of an insolvency law;

         9.1.7 A trustee in bankruptcy or a receiver shall be appointed or elected or had for Tenant, whether under federal or state laws;

         9.1.8 Tenant's interest under this Lease shall be sold under any execution or process of law;

         9.1.9 the Premises shall be abandoned or deserted or Tenant shall fail to make continuous use of the Premises for twenty (20) business days for the Use or Tenant shall have failed to complete the Initial Tenant Improvements and open for business within four (4) months after the execution of this Lease by both parties to it; or

         9.1.10 Tenant shall fail to maintain current, duly issued occupational licenses, or any other permit or license required by an applicable Legal Authority for its operations at the Premises, or Tenant shall fail to meet the insurance requirements of this Lease and provide certificates of insurance (and binders and policies, if required) evidencing such compliance.

         Section 9.2       REMEDIES.

         In the event of the occurrence of an Event of Default by Tenant, Landlord, at Landlord's option, may elect to do one or more of the following:

         9.2.1 accelerate all of the remaining Rent for the Lease Term, in which event all Rent shall become immediately due and payable, discounted to the current value thereof as of the date of default, by using the interest rate on U.S. Treasury securities with a maturity date equal to the number of months from the date of default until the normal expiration of the Term;

         9.2.2 terminate this Lease as provided by this section and re-enter the Premises and remove all persons and property from the Premises, either by summary proceedings or by any other suitable action or proceeding at law, or otherwise; or

         9.2.3 without terminating this Lease, re-enter the Premises and remove all persons and property from the Premises, either by summary proceedings or by any other suitable action or proceeding at law, or otherwise, and relet all or any part of the Premises.

         Section 9.3       TERMINATION.

         If Landlord elects to terminate this Lease after a default by Tenant:

          9.3.1 Landlord shall give notice of such termination, which shall take effect ten (10) days after such notice is given, or such greater number of days as is set forth in such notice, fully and completely as if the effective date of

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                                                Landlord          Tenant
such termination were the date originally set forth in this Lease for the expiration of the Lease Term;

          9.3.2 Tenant shall quit and peacefully surrender the Premises to Landlord, without any payment by Landlord for doing so, on or before the effective date of termination; and

          9.3.3 All Rent, including accelerated Rent, shall become due and shall be paid up to the effective date of termination, together with such expenses, including attorneys' fees and costs attendant thereto, at all trial and appellate levels, as Landlord shall incur in connection with such termination.

         Section 9.4       NO REINSTATEMENT AFTER TERMINATION.

         No receipts of monies by Landlord from Tenant after termination of this Lease shall reinstate, continue, or extend the Term, affect any Notice previously given by Landlord to Tenant, or operate as a waiver of the right of Landlord to enforce the payment of Rent.

         Section 9.5       RETENTION OF SUMS AFTER TERMINATION.

         If Landlord shall terminate this Lease, Landlord shall be entitled to retain, free of trust, all sums then held by Landlord pursuant to any of the provisions of this Lease. In the interim following such termination until the retention of such sums by Landlord free of trust, such sums shall be available to Landlord, but not to Tenant, pursuant to and for the purposes provided by the terms and conditions of this Lease.

         Section 9.6       RE-ENTRY.

         In the event of any re-entry and/or dispossession by summary proceedings or otherwise without termination of this Lease:

         9.6.1 all Rent shall become due and shall be paid up to the time of such re-entry and/or dispossession, together with such expenses, including attorneys' fees and costs attendant thereto, at all trial and appellate levels, as Landlord shall incur in connection with such re-entry and/or dispossession by summary proceedings or otherwise; and

         9.6.2 all Rent for the remainder of the Lease Term may be accelerated and due in full, the collection of such sums being subject to the provisions of Section 9.6.3.3; and

         9.6.3 Landlord may relet all or any part of the Premises, either in the name of Landlord or otherwise, for a term or terms which may, at Landlord's option, be equal to, less than, or greater than the period which would otherwise have constituted the balance of the Term. In connection with such reletting:

               9.6.3.1 Tenant or Tenant's representative shall pay, as Additional Rent, to Landlord, as they are incurred by Landlord, such reasonable expenses as Landlord may incur in connection with reletting, including, without limitation, legal expenses, attorneys' fees and costs attendant thereto, at all trial and appellate levels, brokerage commissions, and expenses incurred in altering, repairing, and putting the Premises in good order and condition and in preparing the Premises for reletting;

               9.6.3.2 Tenant or Tenant's representative shall pay to Landlord, in monthly installments on the due dates for Rent payments for each month of the balance of the Term, the amount by which any Rent payment exceeds the net amount, if any, of the rents for such period collected on account of the reletting of the Premises; any suit brought to collect such amount for any month or months shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month or months by a similar action or proceeding;

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               9.6.3.3  at Landlord's option exercised at any time, Landlord shall be entitled to recover immediately from Tenant, in addition to any other proper claims, but in lieu of and not in addition to any amount which would thereafter become payable under the preceding subsection, a sum equal to the amount by which the sum of the Rent for the balance of the Lease Term, compound discounted at the current value as of the date of default (in the manner described in Section 9.2.1.), exceeds the net rental value of the Premises, compound discounted at the same annual rate to its then-present worth, for the balance of the Lease Term. In determining such net rental value of the Premises, the rent realized by any reletting of the Premises, if such reletting is upon terms (other than rental amounts) generally comparable to the terms of this Lease, shall be deemed to be such net rental value; and

               9.6.3.4 at Landlord's option, Landlord may make such alterations and/or decorations in or upon the Premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of reletting the Premises, provided that any such alterations or decorations are not materially inconsistent with the standard of Tenant's alterations and decorations under Article V hereof; the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability under this Section; the cost of all such alterations and/or decorations shall be paid by Tenant to Landlord as Additional Rent.

     Section 9.7       SUMS COLLECTED UPON RELETTING.

     Landlord shall have, receive, and enjoy as Landlord's sole and absolute property, any and all sums collected by Landlord as rent or otherwise upon reletting the Premises after Landlord shall resume possession of the Premises as provided by this Lease, including, without limitation, any amounts by which the sum or sums so collected shall exceed the continuing liability of Tenant under this Lease. If Landlord shall have accelerated Rent payments and collected same from Tenant, and subsequently shall have relet the Premises, then Landlord, after deducting all costs related to reletting, including, but not limited to, those described or anticipated in this Section 9.7 and in
Section 9.11, and any other sums due from Tenant to Landlord, shall pay to Tenant the amount remaining which is collected as Rent for each month, to the extent Landlord shall have previously received the Rent for such month from Tenant (but Landlord may retain any such amount, for application to future amounts not yet paid but which may become due).

     Section 9.8       NO EFFECT ON SUIT.

     Landlord and Tenant agree that after the commencement of suit for possession of the Premises or after final order or judgment for the possession of the Premises, Landlord may demand, receive, and collect any monies due or coming due without in any manner affecting such suit, order, or judgment. All such monies collected shall be deemed to be payments on account of the use and occupation of the Premises, or, at the election of Landlord, on account of Tenant's liability under this Lease.

     Section 9.9       WAIVER OF RIGHTS OF REDEMPTION.

     Tenant waives all rights of redemption which may otherwise be provided by any Legal Requirement in the event that Landlord shall, because of the occurrence of an Event of Default by Tenant, obtain possession of the Premises under legal proceedings, or pursuant to present or future law or to the terms and conditions of this Lease.

     Section 9.10      USE OF WORD "RE-ENTRY".

     The words "re-enter" and "re-entry", as used in this Section, are not and shall not be restricted to their technical legal meaning, but are used in the broadest sense.

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     Section 9.11      LANDLORD'S RIGHT TO CURE TENANT'S DEFAULTS.

     Whenever and as often as Tenant shall fail or neglect to comply with the terms and conditions of this Lease, Landlord, at Landlord's option and upon ten (10) days' Notice to Tenant (or upon shorter Notice, or with no Notice at all, if reasonable to meet an emergency or a time limitation imposed by Legal Authorities), may, in addition to all other remedies available to Landlord, perform, or cause to be performed, such work, labor, services, acts, or things, and take such other steps, including, but not limited to, entry onto the Premises, as Landlord may deem advisable, to comply with and perform any such term or condition. Tenant shall reimburse Landlord upon demand, and from time to time, for all costs and expenses suffered or incurred by Landlord in so complying with or performing such term or condition, which shall be deemed Additional Rent. The commencement of any work or the taking of any other steps or performance of any other act by Landlord pursuant to this Section shall not be deemed to obligate Landlord to complete the curing of any term or condition which is in default.

     Section 9.12      LANDLORD'S EXPENSES.

     In the event of a default by Tenant, Tenant shall reimburse Landlord upon demand for all reasonable expenses, including attorneys' fees and costs for negotiation, trial, or appellate work (including fees for the services of paralegals and similar persons) incurred by Landlord in connection with (a) any litigation or dispute in which Landlord becomes a party or otherwise becomes involved related to the Premises or Landlord's rights or obligations under this Lease (except to the extent Landlord is found to be at fault); (b) all costs of reletting the Premises in the event of Tenant's default, including, but not limited to, brokers' charges, and the proportionate share of the original broker's fees, if any, for which Tenant has not paid all Rent, (c) the enforcement or collection of any judgments, settlements or court awards, and (d) if the leasehold interest of Tenant under this Lease shall be held by more than one person or entity, and if litigation shall arise by reason of a dispute among such persons or entities, then Landlord's reasonable expenses incurred if Landlord is made a party to, or incurred otherwise in connection with, such litigation.

                                    ARTICLE X

                                    SECURITY

     Section 10.1      SECURITY DEPOSIT.

          10.1.1 Tenant has deposited with Landlord the sum specified in the Basic Term Sheet to be retained by Landlord without liability for interest, as security for the payment of all Rent and other sums of money which shall or may be payable for the full stated term of this Lease, and any extension or renewal thereof, and for the faithful performance of all the terms of this Lease to be observed and performed by Tenant.

          10.1.2 The Security Deposit shall not be mortgaged, assigned, transferred or encumbered by Tenant without the prior written consent of Landlord and any such act on the part of Tenant shall be without force or effect and shall not be binding upon Landlord. If any of the Rent herein reserved or any other sum payable by Tenant to Landlord shall be overdue and unpaid or should Landlord make payments on behalf of Tenant, or if Tenant shall fail to perform any of the terms of this Lease, then Landlord may, at its option and without prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply said entire deposit or so much thereof as may be necessary to compensate Landlord toward the payment of Rent or Additional Rent or loss or damage sustained by Landlord due to breach on the part of Tenant; and Tenant shall promptly upon demand restore said security to the original sum deposited. If Tenant should be overdue in the payment of monthly Rent or other sums payable to Landlord on at least two or more occasions during

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

a year, Landlord, at its option, may require Tenant to increase the amount of Security Deposit now held by Landlord by an amount sufficient to cover at least two months' Rent. In this event, upon receipt of the additional security sum, Landlord and Tenant shall evidence such receipt by a letter signed and acknowledged by both Landlord and Tenant to be incorporated as part of this Lease amending the Basic Term Sheet, stating the "New Total Amount" so held without liability for any interest. Within sixty (60) days after the expiration of the tenancy hereby created, whether by lapse of time or otherwise, provided Tenant shall not be in default hereunder and shall have complied with all the terms, covenants and conditions of this Lease, including the yielding up of immediate possession to Landlord, Landlord shall, upon being furnished with affidavits and other satisfactory evidence by Tenant that Tenant has paid all bills incurred by it in connection with its performance of the terms, covenants and conditions of this Lease, return to Tenant said sum on deposit or such portion thereof then remaining on deposit with Landlord as set forth herein. In the event Tenant has not complied with all the obligations provided for hereunder, Landlord may appropriate a part or all of the Security Deposit as liquidated damages to satisfy Tenant's obligations.

                                   ARTICLE XI

                          ADDITIONAL TENANT AGREEMENTS

     Section 11.1      MORTGAGE FINANCING AND SUBORDINATION.

     This Lease and all of Tenant's rights hereunder are and shall be subordinate to the present and any future mortgage upon the Building, as well as to any existing ground lease, however, Tenant shall, upon request of either Landlord, the holder of any mortgage or Deed of Trust now or hereafter placed upon the Landlord's interest in the Premises or future additions thereto, and to any ground lease now or hereafter affecting the Premises, execute and deliver upon demand, any such further instruments subordinating this Lease to the lien of any such mortgage or mortgages, and such ground lease, provided such subordination shall be upon the express condition that this Lease shall be recognized by the mortgagees and ground lessors and that the rights of Tenant shall remain in full force and effect during the Lease Term and any extension thereof, notwithstanding any default by the mortgagors with respect to the mortgages or any foreclosure thereof, or any default by the ground lessee, so long as Tenant shall perform all of the covenants and conditions of this Lease. Tenant agrees to attorn to the mortgagee or purchaser or successor or ground lessor, and agrees to execute all agreements required by Landlord's mortgagee or ground lessor or any purchaser at a foreclosure or sale in lieu of foreclosure by which agreements Tenant will attorn to the mortgagee or purchaser or successor or ground lessor.

     Section 11.2      ASSIGNMENT OR SUBLETTING.

          11.2.1 The subject of assignment or subletting is set forth in
Section 1.2.18 of this Lease

          11.2.2 Any assignment or sublease by Tenant shall be only for the permitted Use or general office use, and for no other purpose, and in no event shall any assignment or sublease of the Premises release or relieve Tenant from any obligations of this Lease.

          11.2.3 In the event that Tenant shall seek Landlord's permission to assign this Lease or sublet the Premises or allow additional occupants, Tenant shall provide to Landlord the name, address, financial statement and business experience resume for the immediately preceding two (2) years of the proposed assignee or subtenant or occupant and such other information concerning such proposed assignee or subtenant or occupant as Landlord may require. This information shall be in writing and shall be received by Landlord no less than thirty


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(30) days prior to the effective date of the proposed assignment or sublease or occupancy

          11.2.4 If Tenant is a corporation or partnership and any transfer, sale, pledge or other disposition of more than fifty percent (50%) of the common stock or partnership interests shall occur, or voting control or power to vote the majority of the outstanding capital stock or partnership interests be changed, such action shall be deemed an assignment under the terms of this Lease and shall be subject to all the terms and conditions thereof. Any breach of the assignment clause by Tenant will constitute a default under the terms of this Lease and Landlord shall have all rights and remedies available to it as set forth herein.

     Any proposed assignee or subtenant of Tenant shall assume Tenant's obligations hereunder and deliver to Landlord an assumption agreement in form reasonably satisfactory to Landlord no less than ten (10) days prior to the effective date of the proposed assignment or sublease.

     Notwithstanding any of the foregoing provisions, if Tenant is in default under any of the terms of this Lease, Tenant may not assign or sublet the Premises in whole or in part.

     Section 11.3      TENANT'S NOTICE TO LANDLORD OF DEFAULT.

     Should Landlord be in default under any of the terms of this Lease, Tenant shall give Landlord prompt written notice thereof in the manner specified in Section 12.1, and Tenant shall allow Landlord a reasonable length of time in which to cure such default, which time shall not in any event be less than thirty (30) days from the date of receipt of such notice.

     Section 11.4      SHORT FORM LEASE.

     Tenant agrees not to record this Lease without the express written consent of Landlord.

     Section 11.5      SURRENDER OF PREMISES AND HOLDING OVER.

     At the expiration of the tenancy, Tenant shall surrender the Premises in good condition, reasonable wear and tear excepted, and damage by unavoidable casualty (except to the extent that the same is covered by Landlord's fire insurance policy with extended coverage endorsement), and Tenant shall surrender all keys for the Premises to Landlord at the place then fixed for the payment of Rent and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises. Tenant shall remove all its trade fixtures and any alterations or improvements, subject to the provisions of
Section 6.5, before surrendering the Premises, and shall repair, at its own expense, any damage to the Premises caused thereby. Tenant's obligations to observe or perform this covenant shall survive the expiration or other termination of the Lease Term. In the event Tenant remains in possession of the Premises after the expiration of the tenancy created hereunder, whether or not with the consent or acquiescence of Landlord, and without the execution of a new lease, Tenant, at the option of Landlord, shall be deemed to be occupying the Premises as a tenant at will on a week-to-week tenancy and in no event on a month-to-month or on a year-to-year tenancy. The rent during this week-to-week tenancy shall be payable weekly at twice the Fixed Minimum Rent, and twice all other charges due hereunder, and it shall be subject to all the other terms, conditions, covenants, provisions and obligations of this Lease, and no extension or renewal of this Lease shall be deemed to have occurred by such holding over. Tenant's obligations to observe or perform this covenant shall survive the expiration or other termination of the Lease Term.

         Section 11.6      ESTOPPEL CERTIFICATE.

     Each party shall provide at any time, within ten (10) days of the other party's written request, a statement certifying that

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this Lease is unmodified and in full force and effect or, if there have been modifications, that same are in full force and effect as modified and stating the modifications, and the dates to which the Fixed Minimum Rent and other charges have been paid in advance, if any. For Landlord's benefit. it is intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser or mortgagee of the Premises. For Tenant's benefit, it is intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser of or lender to Tenant.

     Section 11.7      COMPLIANCE WITH LAW.

          11.7.1 At all times during the Lease Term, Tenant shall, at Tenant's own cost and expense, fully perform and comply with any law, statute, code, rule, regulation, ordinance, order, judgment, decree, writ, injunction, franchise, permit, certificate, license (including any beer, wine or liquor license), authorization, registration, or other direction or requirement of any domestic or foreign federal, state, county, municipal, or other government or governmental or quasi-governmental department, commission, board, bureau, court, agency, or instrumentality having jurisdiction or authority over Landlord, Tenant, and/or all or any part of the Premises ("Legal Authority"), which is now or in the future applicable to the Tenant's particular use of the Premises, including those not within the present contemplation of the parties ("Legal Requirements"), and applicable insurance underwriters' rules, regulations, decrees or requirements, whether or not they shall necessitate ordinary or extraordinary structural changes, improvements, replacements, or repairs to the Premises, or cause any interference with the Use. Tenant acknowledges that the Building is not newly constructed, and Tenant shall cooperate with Landlord in asbestos removal or any other matter which may be necessary or advisable in connection with Legal Requirements.

          11.7.2 At all times during the Term, Tenant shall not do, permit, or suffer to be done any act, or cause, permit, or suffer to exist any condition upon the Premises, which may (a) be dangerous, unless safeguarded as provided for by Legal Requirements; (b) constitute a public or private nuisance; (c) make any Insurance void or voidable or cause any increase in Insurance premiums; or (d) involve invasive medical procedures including but not limited to the use of syringes. Landlord may enforce this provision in different ways from time to time, and the permitting by Landlord of certain activities on one or more occasions shall not alter Landlord's rights to prohibit or modify such activities at other times. Tenant acknowledges and agrees that Landlord shall have the right to provide for the comfort of others in the Building and that such right is a significant consideration and inducement to Landlord to enter into this Lease.

          11.7.3   Tenant shall:

               11.7.3.1 neither cause nor permit the Premises to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, or process Hazardous Materials, except in compliance with all Legal Requirements;

               11.7.3.2 neither cause nor permit a release or threatened release of Hazardous Materials onto the Premises, the air, water or any other property as a result of any intentional or unintentional act or omission on the part of Tenant;

               11.7.3.3 comply with all applicable Legal Requirements related to Hazardous Materials;

               11.7.3.4 conduct and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other actions on, from, or affecting the Premises in accordance with such applicable Legal Requirements and to the satisfaction of Landlord;


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               11.7.3.5 allow access to the Premises by Landlord and
applicable regulatory authorities so that they may assure compliance with this Section 11.8;

               11.7.3.6 upon the expiration or termination of this Lease, deliver the Premises to Landlord free of all Hazardous Materials; and

               11.7.3.7 defend, indemnify, and hold harmless Landlord and Landlord's employees and other agents from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of any kind or nature, known or unknown, contingent or otherwise (including, without limitation, accountants' and attorneys' fees (including fees for the services of paralegals and similar persons), consultant fees, investigation and laboratory fees, court costs, and litigation expenses at the trial and all appellate levels), arising out of, or in any way related to (a) the presence, disposal, release, or threatened release, by or caused by Tenant or its agents, of any Hazardous Materials which are on, from, or affecting the air, soil, water, vegetation, buildings, personal property, persons, animals, or otherwise; (b) any personal injury, including wrongful death, or damage to property, real or personal, arising out of or related to such Hazardous Materials; (c) any lawsuit brought, threatened, or settled by Legal Authorities or other parties, or order by Legal Authorities, related to such Hazardous Materials; and/or (d) any violation of Legal Requirements related in any way to such Hazardous Materials. For the purposes of this Lease "Hazardous Materials" means any flammable explosives, radioactive materials, oil or petroleum products and their by-products, asbestos, polychlorobiphenyls, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials as defined under or regulated by any Legal Requirements, including, without limitation, the following statutes and the regulations promulgated under their authority: (a) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601 et seq.); (b) the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801 et seq.); and (c) the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Sections 6901 et seq.). The provisions of this Section 11.7 shall survive the expiration or termination of this Lease. Tenant shall, however, have the right to use and store on the Premises materials (such as cleaning fluids, "white out" and similar substances) used in the ordinary course of its business, subject to compliance with Legal Requirements.

     Section 11.8      Landlord Compliance

Landlord shall defend, indemnify, and hold harmless Tenant and Tenant's employees from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of any kind or nature, known or unknown, contingent or otherwise (including, without limitation, accountants' and attorneys' fees (including fees for the services of paralegals and similar persons), consultant fees, investigation and laboratory fees, court costs, and litigation expenses at the trial and all appellate levels), arising out of, or in any way related to (a) the presence, disposal, release, or threatened release, by or caused by Landlord or its agents, of any Hazardous Materials which are on, from, or affecting the air, soil, water, vegetation, buildings, personal property, persons, animals, or otherwise; (b) any personal injury, including wrongful death, or damage to property, real or personal, arising out of or related to such Hazardous Materials; (c) any lawsuit brought, threatened, or settled by Legal Authorities or other parties, or order by Legal Authorities, related to such Hazardous Materials; and/or (d) any violation of Legal Requirements related in any way to such Hazardous Materials. For the purposes of this Lease "Hazardous Materials" means any flammable explosives, radioactive materials, oil or petroleum products and their by-products, asbestos, polychlorobiphenyls, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials as defined under or regulated by any Legal Requirements, including,

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

without limitation, the following statutes and the regulations promulgated under their authority: (a) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601 et seq.); (b) the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801 et seq.); and (c) the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Sections 6901 et seq.). The provisions of this Section 11.8 shall survive the expiration or termination of this Lease

     Section 11.9      RULES AND REGULATIONS.

     Tenant's use of the Premises shall be subject, at all times during the Lease Term, to Landlord's right to adopt in writing, from time to time, modify and/or rescind reasonable Rules and Regulations not in conflict with any of the express provisions hereof governing the use of the parking areas, walks, driveways, passageways, common areas, signs, exterior of Building, lighting and other matters affecting other tenants in and the general management and appearance of the Building of which the Premises are a part, but no such rule or regulation shall discriminate against Tenant. The current Rules and Regulations are attached as Exhibit "C".

     Section 11.10     ABANDONMENT.

         Tenant shall not vacate or abandon the Premises at any time during the Lease Term, nor permit the Premises to remain unoccupied for a period longer than twenty (20) consecutive days during the Lease Term. If Tenant shall abandon, vacate or surrender the Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Tenant left on the Premises shall, at the option of the Landlord, be deemed abandoned, and Landlord may sell, store, or dispose of it at Tenant's expense.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

     Section 12.1      NOTICES.

     Whenever notice shall or may be given to either of the parties by the other, each such notice shall be either delivered in person or sent by nationally recognized overnight delivery service, or certified or registered mail, in each case with return receipt requested. Notices to Landlord shall be sent to the address specified in the Basic Term Sheet. Notices to Tenant shall be sent to the address specified in the Basic Term Sheet. Any notice under this Lease shall be deemed to have been given at the time it is received or refused by the addressee.

     Section 12.2      ENTIRE AND BINDING AGREEMENT.

     This Lease contains all of the agreements between the parties hereto, and it may not be modified in any manner other than by agreement in writing signed by all parties hereto or their successors in interest. The terms, covenants and conditions contained herein shall inure to the benefit of and be binding upon Landlord and Tenant and their respective heirs, successors and permitted assigns, except as may be otherwise expressly provided in this Lease.

     Section 12.3      PROVISIONS SEVERABLE.

     If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be illegal, invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those to which it is held illegal, invalid or unenforceable shall not be affected hereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

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     Section 12.4      CAPTIONS.

     The captions contained herein are for convenience and reference only and shall not be deemed as part of this Lease or construed as in any manner limiting or amplifying the terms and provisions of this Lease to which they relate.

     Section 12.5      RELATIONSHIP OF THE PARTIES.

     Nothing herein contained shall be deemed or construed as creating the relationship of principal and agent or of partnership or joint venture between the parties hereto; it being understood and agreed that neither the method of computing rent nor any other provision contained herein nor any acts of the parties hereto shall be deemed to create any relationship between the parties other than that of Landlord and Tenant.

     Section 12.6      ACCORD AND SATISFACTION.

     No payment by Tenant or receipt by Landlord of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided for in this Lease or available at law or in equity.

     Section 12.7      BROKER'S COMMISSION.


Each party warrants to the other that it has not engaged any Real Estate Broker or Realtor, except for Cushman & Wakefield (which represents Tenant) and Codina Bush KleinxONCOR International (which represents Landlord) in connection with such party's execution of this Lease and agrees to indemnify and save the other party harmless from any liability that may arise from such claim, including reasonable attorneys' fees by any other broker, realtor or finder.

     Section 12.8      CORPORATE AND PARTNERSHIP STATUS.

          12.8.1 If Tenant is a corporation or partnership, tenant's corporate or partnership status shall continuously be in good standing and active and current with the state of its incorporation and reincorporation, and is qualified to do business in the State of Florida at the time of execution of the Lease and at all times thereafter. Tenant shall keep its corporate status active and current throughout the Lease Term or any extensions or renewals. Tenant shall, when requested, provide Landlord a current copy of the Certificate of Good Standing under Seal. Failure of Tenant to keep its corporate or partnership status active and current shall constitute a default under the terms of the Lease. In the event this Lease is signed on behalf of Tenant by a person in a representative capacity, each of the person or persons signing in such capacity represents and warrants to the Landlord and its successors and assigns that:

               12.8.1.1 Their execution and delivery of this lease has been duly and validly authorized and all requisite actions have been taken to make it valid and binding on the entity they represent.

               12.8.1.2 The entity they represent will, on the date of the commencement of and at all times during the term of this Lease, be duly organized, validly existing and in good standing in the state of its organization and entitled to conduct its business in the state where the Premises is located.

     Section 12.9      MISCELLANEOUS.

          12.9.1 Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling materials, steam, gas, electricity, water, rain or leaks

                                           ------------------/----------------
                                                Landlord           Tenant
from any part of the Premises or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, unless caused by the gross negligence or willful misconduct of Landlord. All property of Tenant, including merchandise and furnishings, kept or stored on the Premises shall be so kept or stored at the risk of Tenant only and Tenant shall hold
Landlord harmless from any and all claims arising out of damage to same. If Landlord is required to make repairs by reason of any act, omission or negligence of Tenant, any permitted subtenants, concessionaires or their respective employees, agents, invitees, licensees or contractors, the cost of such repairs shall be borne by Tenant and shall be due and payable immediately upon receipt of Landlord's notification of the amount due.

          12.9.2 At Tenant's request, if Landlord provides any miscellaneous services and/or supplies to Tenant or Tenant's Premises (including by way of example, but not limited to: keys, directory strips, carpet cleaning, non-standard light bulbs, repairs, locks, parking) all charges for these services imposed by Landlord shall be billed to Tenant and payable by Tenant as Additional Rent. Landlord shall have the same remedies for failure to pay the same as for non-payment of Fixed Minimum Rent. Tenant covenants and agrees to pay Landlord all applicable sales tax or other taxes which may be imposed on the above Additional Rent.

          12.9.3 It is specifically understood and agreed that there shall be no personal liability on Landlord, or any of its general or limited partners, in respect to any of the covenants, conditions or provisions of this Lease; in the event of a breach or default by Landlord of any of its obligations under this Lease, Tenant shall look solely to the equity of Landlord in the Building for the satisfaction of Tenant's remedies. In the event of a sale or transfer of the Building or any portion thereof which includes the Premises, or in the event of the making of the lease of the Building or of any portion, or in the event of a sale or transfer of the leasehold estate under any such underlying lease, the grantor, transferor or Landlord, as the case may be, shall thereafter be entirely relieved of all terms, covenants and obligations thereafter to be performed by Landlord under this Lease to the extent of the interest or portion so sold, transferred or leased, and it shall be deemed and construed, without further agreement between the parties and the purchaser, transferee or Tenant, as the case may be, has assumed and agreed to carry out any and all covenants of Landlord hereunder.

          12.9.4 The parties hereby waive trial by jury in any action, proceeding or counter claim brought by either of the parties hereto against the other or any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and/or claim of injury or damage.

          12.9.5 In the event of a breach by Tenant of any of the covenants or provision hereof, Landlord shall have, in addition to any other remedies which it may have, the right to invoke any remedy allowed at law or in equity, including injunctive relief, to enforce Landlord's rights or any of them, as if re-entry and other remedies were not herein provided for.

          12.9.6 In the event of any litigation arising out of enforcement of this Lease, the prevailing party in such litigation shall be entitled to recovery of all costs, including reasonable attorneys' fees at all trial and appellate levels.

          12.9.7 Notwithstanding anything in this Lease to the contrary, Landlord reserves all rights which any state or local laws, rules, regulations or ordinances confer upon a Landlord against a Tenant in default. This article shall apply to any renewals or extensions of this Lease.

                                       ------------------/----------------
                                            Landlord           Tenant

          12.9.8 This agreement shall be deemed to have been made in Dade County, Florida and shall be interpreted, and the rights and liabilities of the parties here determined, in accordance with the laws of the State of Florida. The parties agree that jurisdiction and venue for any litigation concerning or arising out of this Lease shall be maintained in the Courts of Dade County, Florida or the U.S. District Court for the Southern District of Florida, and Tenant agrees that service of process in any such litigation may be served upon it, in addition to those procedures set forth in Florida law, in the manner set forth in Section 12.1 of this Lease.

     Section 12.10     FINANCIAL STATEMENTS.

     Tenant shall furnish Landlord, within ten (10) business days after Landlord's request therefor, a, current unaudited financial statement of Tenant (provided, that if Tenant becomes at any time during the term of this Lease or any renewal thereof, a publicly held entity, Tenant shall deliver instead a copy of its audited financial statement), but Landlord shall not be entitled to make such request under this section more frequently than twice annually. Unless Landlord has reason to believe there has been a material reduction in the financial worth of any of such parties, such financial statement(s) shall not be required to be furnished more than twice each calendar year as to Tenant.

     Section 12.11     NON-WAIVER PROVISIONS.

           12.11.1 The failure of Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein shall not be deemed to be a waiver of any rights or remedies that Landlord may have and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained except as may be expressly waived in writing.

           12.11.2 The maintenance of any action or proceeding to recover possession of the Premises or any installment or installments of rent or any other monies that may be due or become due from Tenant to Landlord shall not preclude Landlord from thereafter instituting and maintaining subsequent actions or proceedings for the recovery or possession of the Premises or of any other monies that may be due or become due from Tenant including all expenses, court costs and attorneys' fees and disbursements incurred by Landlord in recovering possession of the Premises and all costs and charges for the care of the Premises while vacant. Any entry or re-entry by Landlord shall not be deemed to absolve or discharge Tenant from liability hereunder.

           12.11.3 If Landlord is delayed or prevented from performing any of its obligations under this Lease by reason of strike, labor disputes, or any cause whatsoever beyond Landlord's reasonable control, the period of such delay or such prevention shall be deemed added to the time herein provided for the performance of any obligation by Landlord.

     Section 12.       RADON GAS.

     Pursuant to F.S. 404.056(8), Tenant is hereby notified that radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. In no event shall Landlord be liable for direct or indirect, consequential or incidental damages arising from the existence or discovery of radon in the Premises.

                                           ------------------/----------------
                                                Landlord           Tenant

                  IN WITNESS WHEREOF, Landlord and Tenant above duly executed this Lease as of the day and year first above written, each acknowledging receipt of an executed copy hereof.

WITNESSES:                                  LANDLORD:

                                            NWT PARTNERS, LTD., a _______
                                            limited partnership

                                            BY:  NWT, Inc., a  Florida
---------------------------------------          corporation, as General
Name:                                            Partner

---------------------------------------
Name:
                                            By:
                                                --------------------------------
                                                Vice President

                                                [Corporate Seal]

                                            TENANT:

                                                STAR TELECOMMUNICATIONS,
                                                INC, a Delaware
                                                corporation qualified to
                                                do business in Florida
---------------------------------------
Name:

                                                By:
                                                   -----------------------------
---------------------------------------
Name:                                           Name/Title:
                                                           ---------------------
                                                           [Corporate Seal

                                           ------------------/----------------
                                                Landlord           Tenant

                                    EXHIBIT A

                                LEGAL DESCRIPTION

PARCEL I: Lots 1, 2 and 3 of Smith Subdivision of Lots 4, 5 and 6 in Block 102 North, City of Miami, according to the plat thereof recorded in Plat Book 3, page 5, Public Records of Dade County, Florida.

PARCEL II: Non-exclusive right-of-way and easement for a term of years for ingress and egress from Parcel I to Northeast Third Avenue on and over Lot 6, less North 28 ft. thereof, of Smith Subdivision of Lots 4,5 and 6, of Block 102 North, City of Miami, according to the plat thereof in Plat Book 3 at page 5, Public Records of Dade County, Florida, as created by Right-of-Way and Easement Agreement dated September 27, 1979, filed September 28, 1979 under CF 79R275271 and recorded in O.R. Book 10527 at pages 1401-1405, and as assigned by assignment in O.R. Book 10527, page 1394, and as assigned by assignment in O.R. Book 10971, page 1866, and as conveyed by Warranty Deed in O.R. Book 12001, page 960, Public Records of Dade County, Florida.

PARCEL III: The South 24.00 feet of Lot 2 and all of Lot 3, in Block 102 North, City of Miami, A.L. Knowlton Map of Miami, according to the Plat thereof recorded in Plat Book B, at page 41, of the Public Records of Dade County, Florida.

                                     - 1 -

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                                                Landlord          Tenant

                                   EXHIBIT "C"

                              RULES AND REGULATIONS

     1. At all times during the terms of this Lease, the Landlord shall have the right by themselves, their agents, and employees, to enter into and upon the Premises during reasonable business hours upon reasonable prior oral or written notice to Tenant for the purpose of examining and inspecting the same and determining whether the Tenant shall have complied with his obligation under the Lease and the rules and regulations contained herein, in respect to the care and maintenance of the Premises and the repair or rebuilding of the improvements thereon, when necessary as modified by Section
6.6 of the Lease.

     2. Tenant shall not use the name of the Building for any purpose other than Tenant's business address and shall never use a picture or likeness of the Building or Premises in any advertisement, notice or correspondence without Landlord's advance written consent hereto, which consent shall not be unreasonably withheld, delayed or conditioned.

     3. Tenant shall not make or permit any noise or odor that is objectionable to the public, to other occupants of the Building, or to Landlord to emanate from the Premises and shall not create or maintain a nuisance thereon and shall not disturb, solicit or canvass any occupant and shall not do any act tending to injure the reputation of the Building or Premises.

     4. Except as otherwise specifically provided in Exhibit A-1, Tenant shall not place or permit any radio antenna, loud speakers, sound amplifiers, or similar devices on the roof or outside of the Building, or within the core area.

     5. The sidewalks, entrances, passages, elevators, vestibules, stairways, corridors and halls must not be obstructed or encumbered or used for any purpose other than ingress and egress to and from the Premises.

     6. With the exception of initially moving into or completely moving out of the Tenant's Premises, supplies, goods, materials, packages, furniture and all such items of every kind are to be delivered at the entrance point provided therefor, through service elevators or dumbwaiters to the Tenant, or in such manner as the Landlord may provide and the Landlord is not responsible for the loss or the damage of any such property.

     7. The Landlord may retain a pass key to the Premises, solely for use in accordance with Section 6.6 of the Lease. The Tenant shall not alter any lock or install a new lock or a knocker on any door of the Premises without written consent of the Landlord or the Landlord's agent, provided, in case such consent is given, the Tenant shall make provisions that the lock is compatible with the Landlord keying system pursuant to the Landlord's right of access to the Premises.

     8. Tenant shall, upon termination of the Lease or of Tenant's possession, surrender all keys of the Premises to landlord at the Building office and shall make known to Landlord the explanation of all combination locks on safes, cabinets, and vaults in the Premises.

     9. Tenant shall not install any concession or vending machines in the Premises, and shall not sell from the Premises the following items: cigars, cigarettes, tobacco, pipes, candies, newspapers, magazines, or greeting cards.

     10. Landlord reserves the right to: (1) change the street address of the Building; (2) install and maintain a sign or signs on the exterior or interior of the Building; (3) designate all sources furnishing sign painting and lettering and, and (4) take all measures as may be necessary or desirable for the safety, protection or preservation of the Premises of the Building.

                                           ------------------/----------------
                                                Landlord          Tenant

     11. All persons entering or leaving the Building after normal Building operating hours, 7:00 A.M. - 7:00 P.M.; Monday through Friday, or at any time during Saturdays, Sundays and holidays, may be required to do so under such regulations as Landlord may impose.

     12. Draperies and other window coverings installed by Tenant will be of either non-combustible material such as fiberglass, metal mesh, etc. or in lieu thereof have fabric treated with a flame retardant material.

     13. Drapery traverse mechanisms shall be so arranged as to permit the full opening of draperies and to provide sufficient over-travel that the stacked draperies in the full open position shall have at least a clearance of either window jam.

     14. The Tenant shall not penetrate the exterior walls for any reason. All penetrations of interior walls for book shelves, pictures, or any other reason must have the prior written consent of the Landlord, which shall not be unreasonably withheld, delayed or conditioned.

     15. The Landlord at all times shall have the right to reasonably amend, modify or waive any of the foregoing rules and regulations and to make such other and further rules and regulations as the landlord may adopt, but no such amendments or modifications shall be binding upon Tenant until 10 days after Tenant's receipt thereof.

     The failure of the Landlord to seek redress for violation of, or insist upon the strict performance of, any covenant or conditions of this Lease or any of the rules and regulations set forth above or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation. The receipt by Landlord of Rent with knowledge of the breach of any covenant of this Lease or breach of these rules and regulations shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of these rules and regulations as set forth above or hereafter adopted against the Tenant and/or any other tenant in the Building shall not be deemed a waiver of any such rules and regulations.

     Landlord shall not be liable to Tenant for violations of any said rules and regulations or the breach of any covenant or condition in any Lease by any other tenant in the Building.

     No act or thing done or omitted to be done by Landlord or Landlord's agents during the term of the Lease which is necessary to enforce these rules and regulations shall constitute an eviction by Landlord. No employee of Landlord or Landlord's agent shall have any power to accept the keys of said Premises prior to the termination of the Lease. The delivery of keys to any employee of Landlord or Landlord's agents shall not operate as a termination of the Lease or a surrender of the Premises.

     The rules and regulations shall be binding upon heirs, successors, representatives and assigns of the Tenant.

                                           ------------------/----------------
                                                Landlord          Tenant

               RIDER TO LEASE BETWEEN STAR TELECOMMUNICATIONS AND
                       NWT PARTNERS, LTD., FOR SUITE 2000
                         NEW WORLD TOWER, MIAMI, FLORIDA

R.1.  OPTION TO RENEW.

     1.01 So long as this Lease is in full force and effect and Tenant is not in default under any of the Lease provisions, and no condition exists which with notice or passage of time would constitute a default by Tenant under this Lease, Landlord grants to Tenant an option to renew the Lease ("Option to Renew") for three Option Periods of five (5) years each, subject to the following provisions.

          (a) Tenant shall provide written notice to Landlord of Tenant's intent to renew the Lease not less than twelve (12) months and not more than twenty-four (24) months prior to the expiration date of the then-current Lease Term.

          (b) The Option to Renew shall be void if at any time during the last twenty four (24) months of the then current Lease Term (including, but not limited to, the period of time between the date of the exercise of the Option and the date upon which the then current Lease Term would normally expire) the Landlord, in order to enforce its rights under the Lease has in good faith and with reasonable basis under this Lease and applicable law (i) brought an action to collect Rent from Tenant, or (ii) brought an action to recover possession of the Premises from Tenant; or (iii) brought an action to dispossess Tenant.

          (c) All other terms and conditions of the Lease shall remain unchanged with the exceptions that (i) there shall be no further option to renew other than the three options which are specified in this provision, and
(ii) there shall be no further option to renew if Tenant does not duly exercise its first option to renew, and (iii) there shall be no Tenant's Initial Improvements or other matters specific to the initial leasing of the Premises, and (iv) Fixed Minimum Rent shall be subject to increase during the then-applicable Option Period as follows: Landlord and Tenant agree to adopt as a standard for measuring fluctuations of the purchasing power of its rental income the Consumer Price Index (for all urban consumers)-All Items (1982-1984-100) issued by the Bureau of Labor Statistics of the U.S. Department of Labor ("CPI"). The Fixed Minimum Rent for each year during such Option Periods shall be adjusted to reflect increases in the cost of living as set forth by the CPI figure or any successor or substituted index appropriately adjusted. The CPI Figure for the first month of the last year of the preceding Lease Term is referred to as the "Basic Standard". The CPI for each anniversary date of the Basic Standard is referred to as the "New Index Figure". Adjustments shall be made annually on the first day of each year during the term of each Option Period. These adjustments shall be made and the adjusted monthly Fixed Minimum Rent ("New Rental") for the ensuing year shall be arrived at by multiplying the monthly Fixed Minimum Rent for the first full month of the last year of Initial Lease Term, as described in the Basic Term Sheet, and, after the end of the Initial Lease Term, by multiplying the first month of the preceding lease year, by a fraction, the numerator of which shall be the New Index Figure and the denominator of which shall be the Basic Standard. Landlord shall notify Tenant in writing of the amount of the New Rental and the same shall be due on the first day of the month beginning that same adjustment period and each month thereafter until adjusted again under this Lease, provided however that in each year of the respective Option period, the maximum annual increase in Fixed Minimum Rent payable shall be five (5%) percent and the minimum annual increase in Fixed Minimum Rent shall be three (3%) percent; and, in no event shall the rental due and payable hereunder be less than the annual Fixed Minimum Rent for each preceding year of the Lease Term, regardless of the value of the dollar as reflected by said CPI figure. In the event the amount of the CPI figure

                                           ------------------/----------------
                                                Landlord          Tenant
increase is not known until after the first month of the period for which the adjustment is to be made, due to delay in publication of the CPI figure, or any other reason notification has not been made by Landlord, then, upon notification of the increase by Landlord, Tenant shall pay the full amount of the increase which is due for any prior months during the adjustment period, within fifteen (15) days following receipt of Landlord's written notice of the amount due.

R.2.  CONSTRUCTION OF TENANT IMPROVEMENTS.

               2.01. Tenant shall receive a total construction allowance in the amount of $12.00 per square foot of the Premises (the "Allowance"), which shall be applied towards leasehold improvements over the base Building. For purposes of this paragraph, leasehold improvements may specifically include, but not be limited to, construction of Tenant improvement, the cost of Tenant's architectural design services, plans, engineering costs, Tenant's purchase and installation of equipment including telephone and computer equipment and cabling, (provided that none of such equipment and cabling used for by Tenant the purpose of providing its telecommunications business to its customers shall be eligible for such allowance), and costs of Tenant's construction coordinator, and any other applicable internal and/or external costs incurred by Tenant. Tenant may hire its own interior designer/architect to be compensated out of the Allowance. In addition, the cost of any electrical, mechanical, and structural engineering, including all plans, permits, licenses, and fees that are related to the development of the Premises may be paid by Tenant out of the Allowance. The cost of construction of the leasehold improvements shall be paid monthly by Landlord out of the Allowance based upon the draw schedule and work in place. Tenant and Tenant's construction coordinator shall receive a copy of each monthly requisition. To the extent that any portion of the Allowance to be contributed by Landlord under this paragraph does not apply to the initial construction of Tenant's Improvements to the Premises, the remaining funds shall be credited against the first payment of Rent coming due under this Lease. All such payments shall be subject to receipt by Landlord of appropriate waivers of liens by all contractors, subcontractors and materialmen on progress payments and final payment.

R.3.  COMPLETE STATEMENT OF LANDLORD WORK.

3.01 Landlord shall perform the following work with due diligence, at Landlord's sole cost and expense.

              (a) upgrade common areas on the 20th floor to comply
                  with applicable codes and ADA; such work shall include the washrooms.

              (b) (b) the existing buildout in the Premises shall be
                   removed and the Premises made broom clean.

              (c) lock off the elevators to the 20th Floor.

              (d) remove the asbestos mastic tape on the 20th
                  Floor HVAC duct work.

Except as set forth in this section, Tenant is taking the Premises in its "as-is" condition, existing as of the execution of this Lease, which Tenant acknowledges that Tenant has inspected.

R.4.  SUBMETERING.

4.01 Tenant shall obtain and pay for at its own expense Tenant's entire supply of electric current by submeter arrangement whereby Tenant's monthly kilowatt hour usage shall be paid by Tenant. Tenant shall pay for the installation of such submeter. Landlord shall read the submeter at the end of each calendar month and forward to Tenant an invoice detailing the amount of money necessary to reimburse Landlord for the cost of electricity used by Tenant for each such month, which amount shall be deemed

                                           ------------------/----------------
                                                Landlord          Tenant

Additional Rent. Tenant shall pay Landlord this amount within ten (10) days of receipt of such invoice.

R.5.  ALTERATIONS.

5.01 The following provisions supplement but do not replace the provisions of this Lease related to alterations and repairs of the Premises by Tenant, now or afterward; where these provisions conflict with the other provisions of the Lease, however, the following provisions shall control.

              (a) Landlord shall have the right to approve the general contractor, construction manager, subcontractor, architect and engineer which Tenant may select; for electrical work connecting to Landlord's core electrical systems, however, Tenant shall utilize Landlord's contractor(s), provided their pricing is reasonably competitive with other bids, such decision to be made by Tenant within ten (10) days after submission of Tenant's receipt of bids. If Landlord's contractors' prices are not reasonably competitive with other bids, then Tenant shall have the right to solicit independent bids from electrical contractors reasonably satisfactory to Landlord.

              (b) Landlord shall be entitled only to a five percent (5%) construction coordination fee, not in excess of $6,000, based upon the cost of Tenant's contractors' charges for alterations and repairs.

              (c) Prior to commencing any alterations, Tenant shall submit plans and specifications to Landlord , which shall be approved or disapproved within thirty (30) business days after submission to Landlord. Landlord hereby notifies Tenant, and Tenant hereby agrees to be bound by such notification, that all fixtures and equipment built or installed by Tenant in the Premises and on the Roof shall be required to be removed by Tenant at the end of the Lease Term, at Tenant's sole cost and expense, in a manner that shall comply with all applicable terms and conditions for the original installation thereof as are in effect at the time of such removal leaving the said Premises and Roof in the same condition as they were at the commencement of this Lease ordinary wear and tear excepted.

R.6.  EQUIPMENT AND OPERATING RIGHTS; LICENSE FOR ACCESS.

6.01 So long as this Lease is in full force and effect and Tenant is not in default under any of its provisions, Tenant shall, subject to the provisions of this Lease and License and to Landlord's reasonable rules and regulations therefor as promulgated from time to time, have a nonexclusive license (the "License") (a) to install, operate, maintain, repair and replace fiber optic cable within vertical and horizontal shafts of the Building; (b) have the nonexclusive use of the Building risers at such locations as may be required for Tenant's business needs and as reasonably approved by Landlord from time to time; (c) have the right to install at Tenant's sole cost and expense up to Four
(4) four-inch conduit risers in the central core area of the Building, to run the height of the Building for the purpose of installing the fiber optic cable described in (a); (d) install one antenna on the Building roof; (e) install one generator and fuel tank; (f) install up to 80 tons of HVAC equipment as set forth on Exhibit A; (g) install electrical system as set forth on Exhibit A; (h) install certain structural changes for the Premises in the Building as set forth on Exhibit A; and (i) install certain life safety systems as set forth on Exhibit A; all of (a) through (i) being for the purpose of Tenant providing telecommunications services to its customers. All of the shafts, risers, roof location and other areas designated by Landlord for such License use are referred to in this Section R6 as the "License Area" and are subject to and shall be installed, operated, maintained, repaired, replaced and removed in accordance with the terms and conditions of Exhibit A, Equipment and Operating Rider, annexed hereto.

6.02 Subject to Tenant's receipt of all applicable governmental

                                           ------------------/----------------
                                                Landlord          Tenant
permits and licenses required by law, prior to installation, and at Tenant's sole cost, following notice to and approval by Landlord, Tenant shall have a right to construct in the License Area, where necessary for such purposes, conduit facilities for the provision of public utility telecommunications services in the Building. Such conduits shall be limited in size and location so as not to interfere with the Building systems and to allow other uses deemed reasonable or necessary by Landlord in the vertical and horizontal shafts and all other areas of the Building.

6.03 The license granted in this Rider is not exclusive. Landlord reserves the right to grant, renew or extend similar licenses, and unrelated licenses and agreements for use, to others. Landlord will maintain the Roof in such a manner so as to avoid interference by one tenant of another tenant's rights to the use of the Roof, including, but not limited to, the manner in which any antennae are installed, maintained and aimed. Nothing contained in this Rider shall be construed as granting to Tenant any property or ownership rights in the Building or to create a partnership or joint venture between Landlord or Tenant. Tenant's rights as to all areas of the Building other than the Premises are granted as a license only, and Tenant (notwithstanding the fact that the term "Tenant" is used in reference to it) is a licensee only with no additional rights as might accrue to a tenant under landlord/tenant or any other law.

6.04 Tenant shall use the License Area and Tenant's facilities within it only for the provision of telecommunications services and for no other purpose. If any electrical panels or meters for such facilities are required, they shall be installed only with Landlord's prior consent, which shall not be unreasonably withheld, delayed or conditioned, in accordance with all terms and provisions of this Lease and License, and at Tenant's sole cost and expense, for initial installation, maintenance, ongoing costs, and (unless Landlord requires that such facilities not be removed) removal.

6.05 Prior to the commencement of any work in the License Area, Tenant shall, at its sole cost and expense, prepare and deliver to Landlord working drawings, plans and specifications (the "Plans"), detailing the location, size and type of any facilities and improvements to be constructed or installed in the License Area. Landlord shall approve all such Plans in writing, and no construction or installation shall occur without such approval. All construction and installation shall be done in a safe manner consistent with the highest generally accepted construction standards; shall be done in a manner which will prevent interference with the operation of the Building; shall not begin until all applicable federal, state, and local permits, licenses and approvals have been obtained and all applicable insurance coverage has been obtained and paid for; and shall be in accord with all provisions and terms of the Lease.

6.06 Tenant shall promptly and satisfactorily repair all damage to the Building and its contents caused by or related to or growing out of Tenant's use of this License. Tenant shall comply with all federal, state, and local laws, orders, rules and regulations applicable to the facilities and the License Area and Tenant's use of them. Tenant shall not disrupt, adversely affect, or interfere with other providers of services in the Building or with any of the Building's occupants' use and enjoyment of its premises or of the common areas of the Building. Notwithstanding that the License Area is subject to Tenant's use under a license agreement, Tenant's use thereof is subject to all provisions of the Lease as anticipated or described for the Premises and, accordingly, all references in the Lease to the Premises (except for the provisions which provide that the Premises are leased to Tenant) shall be deemed to include the License Area to the extent that Tenant utilizes such area in any way. By way of illustration but not of limitation, all insurance required of Tenant as to the Premises shall also include the License Area.

6.07 In the event of a default under the Lease, including this Rider, Landlord may, but shall not be obligated to, exercise any

                                           ------------------/----------------
                                                Landlord          Tenant
or any combination of rights which it has, as to the License Area, the Premises, or both, as licensor and/or as landlord, in law, in equity and/or under this Lease.

6.08 The License granted in this Section 6 is granted for the additional consideration of $700.00 per month, plus applicable taxes (subject to a CPI adjustment after the first year of the Lease Term and in any extension terms beyond the initial lease term in the manner set forth in Section 1.01 (c) of this Rider).

6.09 All of the above installations except the generator shall become the property of Landlord and surrendered with the Premises upon the termination of this License or Tenant's right to possession under it, or if Landlord elects in its sole discretion shall be removed at Tenant's sole cost and expense. Notwithstanding anything to the contrary in this Lease, a termination of the Lease shall be a termination of this License, and a termination of Tenant's right of possession under the Lease shall be a termination of Tenant's right of possession under this License.

7. REPRESENTATIONS AND WARRANTIES OF TENANT.

7.01 Tenant represents and warrants to Landlord as follows:

1. Tenant is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, in good standing and is duly qualified to transact business in every jurisdiction in which the conduct of its business requires it to be so qualified, and shall take appropriate steps to be qualified to do business in the State of Florida prior to the date upon which it enters into a contract for any construction in the Premises.

2. Tenant has the full corporate power and authority to enter into this Lease (and all exhibits and schedules hereto) and all agreements contemplated herein, to perform its obligations hereunder and thereunder, and to carry out the transactions contemplated hereby and thereby. The Board of Directors of Tenant has taken all actions required by law, its Certificate of Incorporation, its by-laws or otherwise, to authorize the execution and delivery of this Lease, and performance of its obligations hereunder and thereunder. None of the execution and delivery of this Lease by the Tenant, the performance by Seller of its obligations hereunder, the consummation of the transactions contemplated under this Lease will violate any provision of Tenant's Articles of Incorporation or by-laws, violate, or be in conflict with, or constitute a default under or breach of, or permit the termination of, or cause the acceleration of the maturity of, any indenture, mortgage, contract, commitment, debt or obligation of the Tenant, or violate any statute, law, judgment, decree, rule, regulation or order of any court or governmental authority to which Tenant and its activities are subject, or result in the loss of any material license, privilege or certificate benefiting the Tenant. No consent, approval, or authorization of, or declaration, filing, or registration with, any governmental or regulatory authority is required to be made or obtained by the Tenant in connection with the execution, delivery and performance of this Lease by the Tenant.

3. Tenant is presently engaged in an Initial Public Offering of its shares of capital stock under the Securities Laws of the United States. No statement made by or on behalf of Tenant in the documents and instruments by which such offering is to be made is false, misleading or misrepresents any material fact; and all acts done by or on behalf of Tenant in connection with such offering have or shall be done in accordance with all applicable Federal and State securities laws. The financial representations contained in all such documents and instruments are true, correct and complete in all respects.

4. Tenant is not a subsidiary of any other entity, does not have any subsidiaries, and is not a member of a group of companies under common control.

                                           ------------------/----------------
                                                Landlord          Tenant

                         FIRST ADDENDUM TO LEASE BETWEEN
                          STAR TELECOMMUNICATIONS, INC.
                             AND NWT PARTNERS, LTD.
                               DATED JULY 1, 1997

THIS ADDENDUM to Lease, dated as of July; 7, 1997, by and between Star Telecommunications, Inc., a Delaware corporation, as Tenant, and NWT Partners, Ltd., a Florida Limited Partnership, as Landlord, modifies and amends that certain Lease between and among Tenant and Landlord dated July 1, 1997 (the "Lease") as follows:

1.   On Page 10 of the Lease, in Section 5.5, the reference on line 10 to
     Section 5.30 should be replaced by a reference to Article V.

2. On Page 13 of the Lease, in Section 6.3, on lines 4 & 5, the word "Term" should be deleted from the phrase "Lease Term".

3. On Page 14 of the Lease, in Section 6.4.3, on line 31, the word "is" should be replaced by the word "if".

4. On Page 15 of the Lease, in Section 6.6, on line 2, the word "and" should be replaced by the word "an".

5. On Page 18 of the Lease, in Section 8.1.2, on line 9, the words "gross square" should be added before the words "floor area".

6. On Page 25 of the Lease, in Section 11.6, on line 10, the word "Premises" should be replaced by the word "Building".

7.   On Page 26 of the Lease, in Section 11.7.3, on line 3, the reference to
     Section 11.8 should be replaced by a reference to Section 11.7.

8. On Page 30 of the Lease, in Section 12.9.4, on line 3, the word "or" should be replaced by the word "for".

9. On Page 30 of the Lease, in Section 12.9.8, on line 3, the word "here" should be replaced by the word "hereto".

10. On Page 4 of the Rider to the Lease, in Section 2, on line 6, the word "improvement" should be replaced by the word "improvements".

11. On Page 4 of the Rider to the Lease, in Section 2, on line 22, the phrase "pursuant to the terms of Sections 1.2.13 and 5.3 of the Lease" should be added at the end of the sentence ending on line 22.

12. On Page 7 of the Rider to the Lease, in Section 6.09, on line 2, the word "be" should be added before the word "surrendered".

13. As hereby modified, amended and supplemented, the Lease and all Riders and Exhibits thereto are hereby confirmed and ratified in all respects.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this First Addendum to the Lease as of the day and year written opposite their respective signatures below, each acknowledging receipt of an executed copy hereof.

WITNESSES:                                           LANDLORD:

___________________                         NWT PARTNERS, LTD., a Florida
Print Name _________                          limited partnership, by NWT,
Inc., a
___________________                         Florida corporation, as its general
partner
Print Name _________                                 By: ______________________
                                            David Garfinkle, as Vice President

                                            TENANT:

___________________                         STAR TELECOMMUNICATIONS, INC.,
Print Name__________                          a Delaware corporation,
qualified to do
___________________                         business in Florida
Print Name__________                                 By: ______________________
                                            Name_____________________
                                            Title _____________________

                                           ------------------/----------------
                                                Landlord          Tenant

                           ADDENDUM TO LEASE AGREEMENT
                           ---------------------------

THIS ADDENDUM TO LEASE AGREEMENT is made as of this 1st day of May, 1998, by and between NWT Partners, Ltd. ("Landlord") and Star Telecommunications, Inc. ("Tenant").

                                   WITNESSETH:

WHEREAS, Landlord is the successor in interest to People Southwest Real Estate Limited Partnership; and

WHEREAS, Tenant and Landlord have entered into a lease dated July 1, 1997 (the "Lease"), pursuant to which Landlord leased certain space, Suite 2000, to Tenant in Landlord's building commonly known as 100 N. Biscayne Blvd., Miami, Florida 33132 (the "Building"), which Lease has been twice amended in the First Addendum thereto dated July 7, 1997 and the Lease Modification Agreement dated March __, 1998; and

WHEREAS, the tenant wishes to take additional space in the Building, to wit, Suite 1700, comprising 10,071 square feet on the 17th Floor of the Building; and Tenant and Landlord wish to amend the Lease so as to provide for the additional space and the manner in which Tenant shall take such additional space:

NOW THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, Landlord and Tenant agree that the Lease is hereby further amended but only as follows:

1. All defined terms in this Agreement, unless otherwise defined herein, shall have the meanings ascribed to them in the Lease.
2. Effective on the Additional Premises Lease Commencement Date, as defined below, the Premises as defined in Section 1.2.4 shall include both the existing premises, Suite 2000 (the "Existing Premises") and the additional premises, Suite 1700 (the "Additional Premises").
3. Effective upon the Additional Premises Lease Commencement Date, the Lease Term, as defined in Section 1.2.7 of the Lease, shall be modified to be for ten
(10) years from the Additional Premises Lease Commencement Date and the Lease Expiration Date shall be modified to be ten (10) years from the Additional Premises Lease Commencement Date.
4. The Rent Commencement Date for the Additional Premises shall be four (4) months from the Additional Premises Lease Commencement Date.
5. The Additional Premises Lease Commencement Date shall be the date five (5) business days after Landlord shall have given Tenant prior written notice of the anticipated Additional Lease Commencement Date. Landlord agrees to abate all asbestos, if any, currently in the Additional Premises at its sole cost and expense prior to the Additional Premises Lease Commencement Date.
6. The existing Section 1.2.10 shall be renamed as Section 1.2.10 A. The new
Section 1.2.10 A shall be modified by adding thereto at the end thereof the following language: "Eleventh Year\$23.00\$241,500.00/yr\$20,125.00/mo". The following Section 1.2.10 B shall be added to the Lease as follows: "1.2.10 B. Effective upon the Rent Commencement Date for the Additional Premises, the Fixed Minimum Rent for the Additional Premises shall be the aggregate sum of $2,309,054.55 for the entire Lease Term (plus any partial Lease month), payable the first of each month as follows, plus all applicable taxes:


Lease Year                          Annual Rent              Monthly Rent
First Lease Year                    $201,420.00               $17,785.00
Second Lease Year                   $207,462.60               $17,288.55
Third Lease Year                    $213,686.48               $17,807.21
Fourth Lease Year                   $220,097.07               $18,341.42
Fifth Lease Year                    $226,699.98               $18,891.67
Sixth Lease Year                    $233,500.98               $19,458.41
Seventh Lease Year                  $240,506.01               $20,042.17
Eighth Lease Year                   $247,721.19               $20,643.43
Ninth Lease Year                    $255,152.83               $21,262.74

                                               ---------------/--------------
                                                  Landlord        Tenant

Tenth Lease Year                    $262,807.41               $21,900.62
Total

All Tenant's Improvements for the Additional Premises shall be constructed by the Tenant at its sole cost and expense. Tenant has fully inspected the Additional Premises and Tenant is taking the Additional Premises "As-Is", "Where-Is" and, notwithstanding any language contained in Section R 3 of the Rider to the Lease or in any other part of the Lease to the contrary, without any obligation on Landlord's part to prepare the Additional Premises or to do any work of any kind or nature therein. Nothing has been brought to the attention of Landlord concerning the physical state of the Additional Premises that would materially adversely affect the use thereof hereunder by Tenant; including, but not limited to, the absence of any leaks in any of the windows therein.
7.. The Landlord's Contribution for the construction by the Tenant of the Additional Premises shall be $9.50 per square foot ($95,674.50 in the aggregate); and such Landlord's Contribution shall be paid in the manner set forth in Sections 1.2.13 of the Lease as modified in Section III of the Lease Modification Agreement .
8. The Security Deposit set forth in Section 1.2.14 of the Lease shall be increased to $50,000.00 and the increase of $25,000.00 over the amount currently held by Landlord shall be payable by Tenant to Landlord upon the execution of this Addendum by Tenant. At the end of the second year after the Rent Commencement Date for the Additional Premises, unless during such two year period Tenant has been overdue in the payment of monthly Rent or other sums payable to Landlord (beyond any applicable grace period) on at least two (2) or more occasions, the Security Deposit shall be reduced by $12,500.00 and Landlord shall refund the sum of $12,500.00 to Tenant.
9. Tenant's Proportionate Share as set forth in Section 1.2.15 of the Lease shall be increased to 8% effective on the Additional Premises Lease Commencement Date and the Base Operating Year and Base Tax Year for the Additional Premises shall be 1998 in Section 1.2.15 of the Lease. The First Operating Expense Adjustment Payment Date and the First Tax Adjustment Payment Date for the Additional Premises shall be the first anniversary of the Additional Premises Lease Commencement Date.
10. Effective on the Additional Premises Lease Commencement Date the number of parking spaces which Tenant shall have the right, but no obligation, to use subject to the terms of Section 1.2.18 of the Lease shall be increased to 12.
11. The clause relating to Signage in Section 1.2.18 of the Lease shall be modified to refer also to the 17th Floor.
12. Subsections (a), (b) and (g) of Section 3.1.2 of the Lease shall be deleted as to both the Premises and the Additional Premises, provided, however, that upon Tenant's written request given no later than thirty (30) days prior thereto, and effective as of any annual anniversary date of the Lease, subsection 3.1.2 (g) janitorial services shall be reinstated as to the Premises only, with any and all work necessary to be done to restore such services to be done at Tenant's sole cost and expense, and subject also to Tenant's agreement to hold Landlord harmless from and indemnify it with respect to any claims by Tenant, or any third party claiming by or through Tenant, including, but not limited to, any equipment lessor or equipment financier to Tenant, and all expenses and costs with respect thereto, including, but not limited to, attorneys' fees and court costs attendant thereto, at all pre-trial, trial and appellate levels, arising out of or in connection with the provision of such janitorial service by Landlord or by an independent contractor contracted for by Landlord, it being understood and agreed by Tenant that Landlord assumes no responsibility whatever for any breach of the security of the telecommunications switches and other equipment in the Premises which may arise through the use of any such janitorial service, excepting only Landlord's willful misconduct in connection with such janitorial service.
13. The last phrase of the first sentence of Section 6.3.2 of the Lease shall be changed to read as follows:"...and a copy of such pre paid policy or a certificate from the insurer on Form ACORD 27, shall be delivered to Landlord prior to the commencement of such proposed work." The third and fourth sentences from the end

                                               ---------------/--------------
                                                  Landlord        Tenant
of Section 7.1 of the Lease shall be changed to read as follows: "The policies or a certificate from the insurer on Form ACORD 27, together with satisfactory evidence of the payment of premiums thereon, shall be deposited with Landlord prior to the day Tenant begins operations. Thereafter, Tenant shall provide Landlord with a certificate from the insurer on Form ACORD 27 and evidence of proof of payment upon renewal of such policy, not less than thirty (30) days prior to expiration of the term of such coverage."
14. Section 6.6 of the Lease shall be amended by adding thereto at the end thereof the following language: "Notwithstanding anything contained herein to the contrary, Landlord shall have unimpeded access at all times to the low rise elevator mechanical area on the 17th Floor (which area is specifically not included in the definition of the Additional Premises), with Landlord using its reasonable efforts to give reasonable oral advance notice of such access to Tenant, with no advance notice to Tenant required in emergencies."
15. Section 12.7 of the Lease shall be modified by adding the following language at the end of the current Section 12.7: "With respect to the Additional Premises, Each party warrants to the other that it has not engaged any Real Estate Broker or Realtor, except for Cushman & Wakefield (which represents Tenant) and Abood & Associates, Inc. (which represents Landlord) in connection with such party's execution of this Addendum and agrees to indemnify and save the other party harmless from any liability that may arise from such claim, including reasonable attorneys' fees by any other broker, realtor or finder."
16. The following section shall be added to the Lease as Section 12. 13:
"Section 12.13 Limitations on Liability. In no event shall Landlord be responsible to Tenant, or to any party claiming by or through Tenant, whether under this Lease or otherwise, for any consequential, special, indirect or punitive damages, except to the extent any such liability for damages on the part of Landlord shall be proven to be based solely on Landlord's gross negligence or willful misconduct. This Lease contains all agreements and understandings between Landlord and Tenant on the use and occupancy of the Premises and the relationship of Landlord and Tenant as landlord and tenant. Any agreement of any nature, oral or written, between Landlord and Tenant, including, but not limited to, any one based on custom, usage, acceptance or waiver, purportedly entered into prior to or subsequent to the execution of this Lease is null and void and of no affect whatsoever, unless such purported agreement is specifically set forth in writing in this Lease or in a written instrument executed by both Landlord and Tenant."
17. Section 6.01 (c) of R 6 of the Rider to the Lease and Section 1 (a) of Exhibit A thereto shall be modified to provide Tenant with the right to install at Tenant's sole cost and expense an additional two (2) four (4") inch telecommunications conduits; in the existing chases in the central core area of the Building at an aggregate additional monthly fee, effective from and after June 1, 1999, of Five Hundred ($500.00) Dollars (subject to annual increases in the manner set forth in Section 6.08 of R 6 of the Rider) payable together with the Fixed Minimum Rent due under Article II of the Lease.
18. Section 3 a of Exhibit A to the Rider shall be modified by adding thereto the following language which shall have effect solely with respect to the Additional Premises: "For the Additional Premises only, Tenant will be provided the right and access to 800 Amps of primary electrical power from the Building, which service Tenant agrees to take. Tenant shall pay $125.00 per Amp for such 800 Amps payable in two equal payments of $50,000.00 each, (the first due on June 1, 1998 and the second due on the Rent Commencement Date for the Additional Premises) for the cost of such power availability, including, but not limited to, bringing dedicated electric power


                                   - 12 -

                                               ---------------/--------------
                                                  Landlord        Tenant
from the Building electrical vault to the third floor main electrical distribution panels of the Building (which are currently under construction) for normal power usage. In addition, Tenant hereby agrees that it shall be responsible for all costs and expenses to bring such electrical service to its Additional Premises from the third floor main electrical distribution panels and for the use of such electrical service, subject to the requirements of the National Electric Code, any Legal Authority, FPL or any other supplier of electricity. Tenant shall be given access (at no additional charge to Tenant) for installation of two additional four inch conduits, the installation of which shall be at Tenant's sole cost and expense, to run Tenant's primary electrical power from the main primary power distribution panel located on the third floor of the Building to the Tenant's Additional Premises. Tenant's use of such access shall be subject to the terms of the Lease and generally shall be effected without any danger or inconvenience to the Landlord or to any other tenants in the Building, and shall not adversely affect the use or value of any conduit and cable currently or hereafter installed in the Building by the Landlord or by any other tenant. Tenant shall supply, at its sole cost and expense, any additional equipment, labor and installation that may be necessary, such as, but not limited to, automatic transfer switches and a main distribution panel circuit breaker of appropriate size, design and manufacturer for the Building main power switch gear, that may be necessary for a complete electrical distribution system. Landlord shall supply a main distribution panel circuit breaker at its cost and expense."
19. Section 3 of Exhibit A to the Rider shall be modified by adding thereto subsection 3 (e) which shall have effect solely with respect to the Additional Premises. "(e) Tenant shall install, at Tenant's sole cost and expense, connections to Landlord's 1500 KW diesel Backup Generator power system which Landlord is currently installing. Tenant shall be given access for installation of two additional four inch conduits (at no additional charge to Tenant), the installation of which shall be at Tenant's sole cost and expense, to run Tenant's backup electrical power from the main backup power distribution panel located on the third floor of the Building to the Tenant's Additional Premises. The automatic transfer switch shall be located within the Tenant's Additional Premises and shall be installed at the Tenant's sole cost and expense, subject to the Landlord's reasonable approval that such equipment is compatible with the Building electrical and backup electrical systems. Landlord shall provide at its sole cost and expense, the main backup power circuit breaker. Tenant's use of such access shall be subject to the terms of the Lease and generally shall be effected without any danger or inconvenience to the Landlord or to any other tenants in the Building, and shall not adversely affect the use or value of any conduit and cable currently or hereafter installed in the Building by the Landlord or by any other tenant. The terms and conditions of use of the Backup Generator are as follows: (1) Tenant is granted the right to use 400 kilowatts of backup power from such Backup Generator, which service Tenant agrees to take, commencing on the date such Backup Generator is fully operational (such date to be determined by Landlord in its reasonable discretion) in the event of an interruption of normal electrical service to the Additional Premises during the Lease Term, provided that: (a) Tenant pays Landlord a one time fee in an amount equal to $500.00 per kilowatt of backup power so reserved, payable $100,000.00 on June 1, 1998, and $100,000.00 upon the date such Backup Generator is fully operational and prior to connection of Tenant to such Backup Generator; and (b) Tenant pays Landlord as Additional Rent under the Lease a monthly sum in an amount to be reasonably determined by Landlord in good faith based upon the amount of backup power reserved by Tenant, and Landlord's costs of operation, use, maintenance, fuel, oil, governmental permits, licenses and fees, insurance, Landlord's profit and administration and other expenses relating to the Backup Generator. The monthly amount of the Additional Rent described in item (b) initially shall be $1.20 per kilowatt reserved per month. In the event backup power is required for extended periods of time (in excess of one 24 hour continuous outage per year)

                                               ---------------/--------------
                                                  Landlord        Tenant
there will be additional charges for the cost of fuel that will be allocated on a pro rated basis. (2) Each such payment described in subparagraph 3. e
(1) (b)above shall be due on the first day of each month with Tenant's other Rent payments, with the first such payment due on the Rent Commencement Date. Such monthly amount may be adjusted annually, in Landlord's reasonable discretion, during the term of the Lease and any extensions thereof. (3) Tenant's use of such backup power shall be in accordance with such reasonable rules and regulations as may be established by Landlord from time to time.
(4) Landlord shall repair and maintain the Backup Generator in accordance with the manufacturer's recommendations and industry standards, provided that Tenant shall reimburse Landlord upon demand, as Additional Rent hereunder, for the cost of any repairs or extraordinary maintenance for the Backup Generator necessitated by acts of Tenant or Tenant's employees, contractors, agents, licensees, invitees, assignees or sublessees. (5) The provision of Backup Generator service by Landlord to Tenant shall be subject to the provisions of Article III of the Lease. The Backup Generator may only be used in connection with functional power outages in the primary FPL service. Any other use is not permitted and shall be deemed an act of default under the Lease. In the event of such unpermitted use, Landlord may take immediate action to terminate the ability of Tenant to use such backup power."
20. Section 1 of Exhibit A to the Rider shall be modified by adding thereto subsection 1 (d) which shall have effect solely with respect to the Additional Premises. "In addition to the terms and conditions of this section and of the Lease and the Rider to the Lease, Tenant shall also have the right to run conduits, the number and the location of which shall be reasonably designated by Landlord, stemming from the Tenant's Premises to connect to such other telecommunications tenants or licensees which parties have mutually agreed in writing to such connections, (a copy of each such agreement shall be delivered to Landlord as a condition precedent to each such connection being installed) in the "Meet Me Room" on the third floor of the Building, where Tenant shall rent an area approximately four feet by six feet (4' x 6') for Tenant to place its connection equipment. Tenant agrees to use the Meet Me Room only for the purpose of facilitating interconnections between Tenant's telecommunications systems and the telecommunications systems of such other tenants and licensees of Landlord. Tenant agrees not to keep any equipment of any nature in the Meet Me Room for any other purpose. Tenant agrees not to cause nor to permit its employees, contractors or invitees to cause any interference with or damage to any of the property or equipment of Landlord or of any other tenant or licensee in the Meet Me Room. All installations by Tenant in the Meet Me Room shall be made by Tenant at its sole cost and expense in accordance with the provisions of this Lease for Tenant Improvements. Landlord shall have the right, in its reasonable discretion, to enforce such security measures for the Meet Me Room as it deems appropriate, provided, however, that Landlord shall have no liability to Tenant for any damage or interference caused by any other party to Tenant's equipment or other property installed or located in the Meet Me Room (except to the extent attributable to Landlord's gross negligence or willful misconduct). Tenant shall also pay Landlord a monthly license fee (the "Monthly License Fee") for use of the Meet Me Room, which shall be $750.00 per month subject to an annual 3% increase after the first year of the Lease and in any extension terms beyond the initial lease term in the manner set forth in Section R 1 of the Rider to the Lease.
21. Tenant shall have the right to install 80 tons of HVAC equipment for the Additional Premises. All of the provisions of Section 2 (HVAC Systems) of Exhibit A ("Equipment and Operating Rights") to the Rider to the Lease shall be effective also as to the Additional Premises as if more fully set forth herein at length, except that the references therein to the 20th Floor shall be changed herein to the 17th Floor.
22. All terms, conditions and provisions of the Lease not expressly amended hereby shall remain in full force and effect, and the Lease as hereby amended is hereby specifically approved, ratified and confirmed. Each party confirms that the

                                               ---------------/--------------
                                                  Landlord        Tenant

Lease remains in full force and effect, that the other party is in compliance with the Lease provisions, and that each party has no defenses, claims or offsets against the other party. Except as specifically modified in this instrument, the Lease as initially executed and as modified and amended from time to time, remains in full force and effect as of the date originally executed and the Lease as hereby amended and modified is hereby specifically approved, ratified and confirmed. This instrument shall become effective only upon execution of it by both Landlord and Tenant.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Addendum to Lease as of this 1st day of April, 1998.

WITNESS:                            LANDLORD: NWT PARTNERS, LTD.
                                    BY NWT, INC, AS GENERAL PARTNER
-------------------                 By:
                                        -----------------------------------
-------------------                 David Garfinkle, as Vice President

-------------------                 TENANT: STAR TELECOMMUNICATIONS, INC.

WITNESS:                            By:
                                        -----------------------------------

-------------------                     -----------------------------------
                                               Print Name and Office
-------------------

                                               ---------------/--------------
                                                  Landlord        Tenant